UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05603

Name of Fund: BlackRock Strategic Global Bond Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Strategic

            Global Bond Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT

BlackRock Strategic Global Bond Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme — governments taking policy action to support growth — was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2016

Investment Objective

BlackRock Strategic Global Bond Fund, Inc.’s (the “Fund”) investment objective is to seek high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund outperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, as well as its custom benchmark, comprising 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index. The following discussion of relative performance pertains to the custom benchmark.

What factors influenced performance?

•

The most significant contributor to the Fund’s performance relative to the benchmark was positioning with respect to overall portfolio duration (and corresponding sensitivity to changes in interest rates). Specifically, the Fund was overweight duration as rates trended lower during the first half of the period, and underweight duration as rates headed higher after the November U.S. elections. In addition, exposure to high yield corporate and emerging market issues added to performance, as did tactical allocations to inflation-linked securities.

•

The Fund held derivatives for risk management purposes as well as to manage exposures, most notably financial futures contracts. The use of derivatives contributed to the Fund’s performance as duration and currency exposures were tactically managed during the reporting period.

•

The most significant detractor from the Fund’s performance for the 12 months was an underweight position in Japanese government bonds, was based on a preference for higher yielding government bond markets. In addition, the Fund’s global currency positioning detracted, driven by long exposures to the British pound, the Mexican peso and European peripheral markets (i.e., Italy and Spain).

Describe recent portfolio activity.

•	As the 12-month period opened, the Fund was positioned with a low level of risk given expectations that market volatility would be high. As the market sold off in January and February in the wake of China currency and commodity price concerns, the Fund took the opportunity to add risk assets at more attractive levels, including U.S. high yield corporates and local emerging market bonds. The Fund’s duration was reduced following the Federal Reserve’s April meeting, and exposure to Japanese government bonds was reduced after the Bank of Japan introduced negative interest rates. Following the U.K. “Brexit” referendum in late June, the Fund’s duration was moved to an overweight stance and exposure was increased to select emerging markets.

•

During the second half of the period, the Fund’s exposure to corporate credits was raised on the outlook for strong demand from foreign and local investors, and exposure to developed market government bonds and interest rates was trimmed. The Fund also added exposure to inflation-protected securities in the United States and Europe. The Fund positioned to benefit from a steepening yield curve following the September Bank of Japan announcement of plans to peg 10-year Japanese interest rates at near-zero levels. The U.S. elections in November reinforced expectations for a global reflationary environment, leading the Fund to increase allocations to the U.S. dollar and inflation-linked bonds, and reduce overall portfolio duration to the lowest level of the 12-month period.

Describe portfolio positioning at period end.

•

The Fund was underweight in duration, overweight in U.S. and Italian inflation-protected securities, and underweight in developed market government bonds. The Fund was also underweight in corporate credits and overweight in emerging markets. The Fund’s currency allocation favored exposures to the U.S. dollar relative to the Japanese yen, British pound and the euro.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund mainly invests in bonds and other fixed income securities that periodically pay interest or dividends. The Fund’s total returns prior to September 1, 2015 are the returns of the Fund when it followed different investment strategies under the name BlackRock World Income Fund, Inc.

[3]

An unmanaged index that is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[2,4]
				1 Year		5 Years			10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge	w/o sales charge		w/sales charge
Institutional	3.00%	2.62%	(2.98)%	5.06%	N/A	2.30%		N/A	3.40%		N/A
Investor A	2.65	2.28	(3.27)	4.80	0.61%	2.03		1.20%	3.17		2.75%
Investor C	2.01	1.56	(3.47)	4.02	3.02	1.26		1.26	2.39		2.39
Investor C1	2.20	1.84	(3.38)	4.23	N/A	1.44		N/A	2.57		N/A
Class K	3.05	2.82	(3.13)	4.93	N/A	2.31		N/A	3.43		N/A
Bloomberg Barclays Global Aggregate Bond Index	—	—	(6.31)	2.09	N/A	0.21		N/A	3.29		N/A
Custom Benchmark[5]	—	—	(5.69)	3.11	N/A	—	[6]	N/A	—	[6]	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

[5]	A customized performance benchmark comprised of 80% Bloomberg Barclays Global Aggregate ex EM Bond Index and 20% Bloomberg Barclays EM ex Korea Bond Index.

[6]	Returns not in effect during this period.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	5

Expense Example

	Actual				Hypothetical[9]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]	Ending Account Value June 30, 2016	Expenses Paid During the Period[8]
Institutional	$1,000.00	$970.20	$4.11	$3.22	$1,000.00	$1,020.96	$4.22	$1,021.87	$3.30
Investor A	$1,000.00	$967.30	$5.49	$4.50	$1,000.00	$1,019.56	$5.63	$1,020.56	$4.62
Investor C	$1,000.00	$965.30	$9.19	$8.20	$1,000.00	$1,015.79	$9.42	$1,016.79	$8.42
Investor C1	$1,000.00	$966.20	$8.25	$7.22	$1,000.00	$1,016.74	$8.47	$1,017.80	$7.41
Class K	$1,000.00	$968.70	$3.51	$2.67	$1,000.00	$1,021.57	$3.61	$1,022.42	$2.75

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio (0.83% for Institutional, 1.11% for Investor A, 1.86% for Investor C, 1.67% for Investor C1 and 0.71% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio (0.65% for Institutional, 0.91% for Investor A, 1.66% for Investor C, 1.46% for Investor C1 and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to November 13, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On June 23, 2015, all issued and outstanding Investor B Shares of the Fund were converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown on the previous page (which is based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	7

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

8	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Portfolio Information

As of December 31, 2016

Portfolio Composition	Percent of Total Investments
Foreign Agency Obligations	32%
U.S. Treasury Obligations	35
Corporate Bonds	19
U.S. Government Sponsored Agency Securities	11
Investment Companies	2
Other[1]	2
Short-Term Securities	6
TBA Sale Commitments	(3)
Borrowed Bonds	(4)

[1]

Includes a less than 1% holding in each of the following investment types: Common Stocks, Asset-Backed Securities, Municipal Bonds, Non-Agency Mortgage-Backed Securities, Options Purchased, Preferred Securities, Written Option and Warrants.

Geographic Allocation	Percent of Total Investments
United States	56%
Argentina	4
United Kingdom	3
Italy	3
Indonesia	3
France	3
Japan	3
Brazil	3
Netherlands	3
Mexico	2
Turkey	1
Spain	1
Australia	1
Others[2]	14

[2]	Includes holdings within countries that are 1% or less of total investments. Please refer to the Consolidated Schedule of Investments for such countries.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	9

Consolidated Schedule of Investments December 31, 2016	BlackRock Strategic Global Bond Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares		Value
Germany — 0.0%
Deutsche Bank AG (a)		3,800	$68,780
United States — 0.1%
Bank of America Corp.		1,125	24,863
Citigroup, Inc.		420	24,961
Goldman Sachs Group, Inc.		105	25,142
HealthSouth Corp.		122	5,031
JPMorgan Chase & Co.		300	25,887

			105,884
Total Common Stocks — 0.1%			174,664

Asset-Backed Securities — 0.1%	Par (000)
United States — 0.1%
Navient Private Education Loan Trust, Series 2016-AA, Class B, 3.50%, 12/16/58 (b)(c)	USD	125	111,765

Corporate Bonds
Argentina — 0.7%
Arcor SAIC, 6.00%, 7/06/23 (c)		97	101,123
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (c)		240	247,200
Petrobras Argentina SA, 7.38%, 7/21/23 (c)		184	179,400
YPF SA:
8.88%, 12/19/18 (c)		232	252,358
8.50%, 3/23/21		68	72,937
8.50%, 3/23/21 (c)		43	46,122
8.75%, 4/04/24 (c)		97	100,540
8.50%, 7/28/25		20	20,280
8.50%, 7/28/25 (c)		221	224,094

			1,244,054
Australia — 0.3%
CNOOC Curtis Funding No. 1 Property Ltd., 4.50%, 10/03/23 (c)		220	231,016
Westpac Banking Corp., 4.32%, 11/23/31 (b)		233	233,742

			464,758
Austria — 0.3%
Bahia Sul Holdings GmbH, 5.75%, 7/14/26 (c)		320	308,400
Raiffeisen Bank International AG, 4.50%, 2/21/25 (b)	EUR	200	209,730

			518,130
Belgium — 0.0%
Anheuser-Busch InBev SA, 2.00%, 3/17/28		30	33,379

Corporate Bonds	Par (000)		Value
Brazil — 0.7%
Petrobras Global Finance BV, 3.02%, 1/15/19 (b)	USD	319	$313,252
Petrobras International Finance Co., 5.38%, 1/27/21		936	915,408

			1,228,660
British Virgin Islands — 0.5%
Huarong Finance Co., Ltd., 4.00%, 7/17/19		200	204,676
Sinopec Group Overseas Development 2015 Ltd.:
2.50%, 4/28/20		240	238,409
3.25%, 4/28/25		200	191,753
State Grid Overseas Investment 2014 Ltd., 2.75%, 5/07/19		200	202,607

			837,445
Canada — 0.0%
Transcanada Trust, Series 16-A, 5.88%, 8/15/76 (b)		62	64,480
Cayman Islands — 0.6%
Azure Orbit II International Finance Ltd., 3.38%, 4/25/19		200	204,533
China Overseas Finance Cayman II Ltd., 5.50%, 11/10/20		100	107,635
Fibria Overseas Finance Ltd., 5.25%, 5/12/24		40	40,200
Saudi Electricity Global Sukuk Co., 4.21%, 4/03/22		200	211,359
Suzano Trading Ltd., 5.88%, 1/23/21 (c)		174	179,777
Vale Overseas Ltd.:
5.88%, 6/10/21		100	104,750
4.38%, 1/11/22		75	73,688
6.88%, 11/21/36		50	49,250
XLIT Ltd., 2.30%, 12/15/18		50	50,329

			1,021,521
Chile — 0.4%
Banco Santander Chile, 1.00%, 7/31/17	CHF	50	49,534
Cencosud SA, 5.50%, 1/20/21 (c)	USD	150	161,375
Corp. Nacional del Cobre de Chile, 3.88%, 11/03/21 (c)		200	203,996
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24		50	49,994
GNL Quintero SA, 4.63%, 7/31/29 (c)		200	197,000

			661,899
China — 0.4%
Agricultural Bank of China Ltd., 2.13%, 10/20/18		200	200,292
Bank of China Ltd., 2.13%, 6/30/18		200	200,119
Industrial & Commercial Bank of China Ltd., 2.00%, 5/27/18		200	199,454

			599,865

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	PHP	Philippine Peso
ARS	Argentine Peso	HUF	Hungarian Forint	PLN	Polish Zloty
AUD	Australian Dollar	IDR	Indonesian Rupiah	RB	Revenue Bonds
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
BZDIOVER	Brazil Interbank Deposit Rate	INR	Indian Rupee	SEK	Swedish Krona
CAD	Canadian Dollar	JPY	Japanese Yen	SGD	Singapore Dollar
CHF	Swiss Franc	KRW	South Korean Won	STIBOR	Stockholm Interbank Offered Rate
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	TWD	Taiwan Dollar
COP	Certificates of Participation	MBS	Mortgage-Backed Security	USD	U.S. Dollar
DKK	Danish Krone	MXIBTIIE	Mexico Interbank TIIE 28 Day Rate	WIBOR	Warsaw Interbank Offered Rate
ETF	Exchange-Traded Fund	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	OTC	Over-the-Counter

See Notes to Consolidated Financial Statements.

10	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Corporate Bonds	Par (000)		Value
Colombia — 0.2%
Ecopetrol SA:
5.88%, 9/18/23	USD	200	$211,700
4.13%, 1/16/25		100	93,650

			305,350
France — 0.3%
Credit Agricole SA, 1.88%, 12/20/26	EUR	100	105,597
HSBC Holdings PLC, 2.65%, 1/05/22	USD	320	312,403
mFinance France SA, 2.38%, 4/01/19	EUR	25	27,205

			445,205
Germany — 0.1%
Deutsche Bank AG, 4.25%, 10/14/21 (c)	USD	185	185,713
Hong Kong — 0.2%
CITIC Ltd., 6.63%, 4/15/21		100	113,193
ICBCIL Finance Co. Ltd., 2.13%, 9/29/19		200	197,583

			310,776
India — 0.1%
ICICI Bank Ltd., 5.75%, 11/16/20		100	108,927
ONGC Videsh Ltd., 2.75%, 7/15/21	EUR	100	111,829

			220,756
Indonesia — 0.1%
Pertamina Persero PT, 5.25%, 5/23/21	USD	200	210,457
Ireland — 0.6%
Bank of Ireland:
3.25%, 1/15/19	EUR	130	145,405
4.25%, 6/11/24 (b)		250	270,400
Shire Acquisitions Investments Ireland DAC:
1.90%, 9/23/19	USD	300	296,197
2.40%, 9/23/21		244	235,701
3.20%, 9/23/26		59	55,126

			1,002,829
Italy — 0.3%
Assicurazioni Generali SpA:
2.88%, 1/14/20	EUR	100	113,193
5.13%, 9/16/24		200	270,114
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (c)	USD	200	190,856

			574,163
Ivory Coast — 0.9%
Petrobras International Finance Co.:
7.88%, 3/15/19		650	696,696
5.75%, 1/20/20		915	926,437

			1,623,133
Jersey — 0.4%
Delphi Automotive PLC, 4.40%, 10/01/46		180	165,382
UBS Group Funding Jersey, Ltd., 2.65%, 2/01/22 (c)		600	583,137

			748,519
Kazakhstan — 0.1%
KazMunayGas National Co. JSC, 9.13%, 7/02/18		150	162,990
Luxembourg — 0.2%
Actavis Funding SCS, 3.80%, 3/15/25		250	250,295
Glencore Finance Europe SA, 1.25%, 3/17/21	EUR	100	105,575

			355,870
Malaysia — 0.1%
Petronas Global Sukuk Ltd., 2.71%, 3/18/20	USD	200	199,690
Mexico — 1.0%
America Movil SAB de C.V.:
3.00%, 7/12/21	EUR	100	116,283
5.75%, 6/28/30	GBP	50	77,970

Corporate Bonds	Par (000)		Value
Mexico (continued)
America Movil SAB de CV:
5.00%, 3/30/20	USD	100	$106,936
6.38%, 3/01/35		50	58,058
Grupo Bimbo SAB de C.V., 4.50%, 1/25/22		100	104,218
Grupo Televisa SAB, 8.50%, 3/11/32		50	61,244
Petroleos Mexicanos:
6.38%, 2/04/21 (c)		100	106,500
1.88%, 4/21/22	EUR	100	101,161
4.63%, 9/21/23 (c)	USD	263	255,846
4.88%, 1/18/24		190	184,226
6.88%, 8/04/26 (c)		60	63,300
6.50%, 3/13/27 (c)		503	518,844

			1,754,586
Netherlands — 2.1%
ASML Holding NV, 1.63%, 5/28/27	EUR	100	105,995
ATF Netherlands BV:
2.13%, 3/13/23		100	104,744
1.50%, 7/15/24		200	197,457
Bharti Airtel International Netherlands BV, 3.38%, 5/20/21		100	113,665
Majapahit Holding BV, 7.75%, 1/20/20	USD	100	112,250
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (c)		320	331,232
Mylan NV, 3.95%, 6/15/26 (c)		150	140,377
Petrobras Global Finance BV:
3.00%, 1/15/19		440	428,868
4.88%, 3/17/20		248	245,198
8.38%, 5/23/21		590	635,725
8.75%, 5/23/26		43	46,386
6.25%, 12/14/26	GBP	200	229,177
Repsol International Finance BV, 3.88% (b)(d)	EUR	200	208,620
Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24		100	101,560
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 7/21/21	USD	250	239,172
2.80%, 7/21/23		276	261,259
Vonovia Finance BV, 1.63%, 12/15/20	EUR	100	109,887

			3,611,572
Peru — 0.0%
Banco de Credito del Peru, 4.25%, 4/01/23	USD	75	76,687
South Korea — 0.1%
Korea Gas Corp., 1.88%, 7/18/21		200	191,587
Spain — 0.2%
Iberdrola Finanzas SA, 1.00%, 3/07/24	EUR	100	106,349
Mapfre SA, 1.63%, 5/19/26		100	105,072
Metrovacesa SA, 2.38%, 5/23/22		100	109,261

			320,682
Switzerland — 0.1%
Credit Suisse, New York, 5.40%, 1/14/20	USD	100	107,214
United Kingdom — 1.3%
Abu Dhabi National Energy Co. PJSC, 2.50%, 1/12/18 (c)		200	200,197
Barclays PLC, 5.20%, 5/12/26		400	406,620
Lloyds Banking Group PLC:
3.10%, 7/06/21		200	202,688
4.65%, 3/24/26		250	253,223
Royal Bank of Scotland Group PLC:
3.88%, 9/12/23		253	242,945
3.63%, 3/25/24 (b)	EUR	200	210,306
Santander UK Group Holdings PLC, 2.88%, 8/05/21	USD	600	586,713
Santander UK PLC, 5.00%, 11/07/23 (c)		200	203,465

			2,306,157

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	11

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Corporate Bonds	Par (000)		Value
United States — 9.7%
AbbVie, Inc.:
2.85%, 5/14/23	USD	125	$121,260
4.70%, 5/14/45		50	49,056
Actavis Funding SCS, 3.00%, 3/12/20		310	314,298
Aetna, Inc., 3.50%, 11/15/24		50	50,728
Air Lease Corp.:
2.13%, 1/15/20		77	75,851
3.38%, 6/01/21		65	65,901
3.00%, 9/15/23		239	228,337
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		30	31,275
Allstate Corp., 4.20%, 12/15/46		34	34,721
Altice US Finance I Corp., 5.38%, 7/15/23 (c)		200	207,500
Altria Group, Inc.:
2.85%, 8/09/22		75	75,092
2.63%, 9/16/26		134	126,896
3.88%, 9/16/46		100	92,289
American International Group, Inc., 3.75%, 7/10/25		100	100,645
American Tower Corp.:
3.30%, 2/15/21		37	37,421
2.25%, 1/15/22		196	187,742
4.40%, 2/15/26		8	8,175
Anadarko Petroleum Corp., 4.85%, 3/15/21		30	32,167
Analog Devices, Inc.:
3.50%, 12/05/26		315	312,085
4.50%, 12/05/36		15	15,076
Anheuser-Busch InBev Finance, Inc.:
3.30%, 2/01/23		45	45,798
3.65%, 2/01/26		130	131,975
4.00%, 1/17/43		50	47,565
4.90%, 2/01/46		50	54,043
Apache Corp.:
3.63%, 2/01/21		50	51,850
2.63%, 1/15/23		50	48,079
Apple, Inc.:
3.25%, 2/23/26		88	88,047
3.85%, 5/04/43		25	23,906
4.65%, 2/23/46		65	70,190
Arch Capital Group US, Inc., 4.01%, 12/15/26		60	60,863
AT&T, Inc.:
3.95%, 1/15/25		75	75,130
3.40%, 5/15/25		50	48,191
Bank of America Corp.:
2.00%, 1/11/18		100	100,230
2.50%, 10/21/22		305	294,974
4.00%, 4/01/24		50	51,567
3.88%, 8/01/25		50	50,842
4.45%, 3/03/26		40	41,222
3.25%, 10/21/27		194	185,212
5.00%, 1/21/44		50	54,755
Series L, 3.95%, 4/21/25		50	49,774
Series L, 4.18%, 11/25/27		200	200,128
Capital One Financial Corp., 3.75%, 7/28/26		92	89,184
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/26 (c)		30	31,050
CDW LLC/CDW Finance Corp., 5.50%, 12/01/24		20	20,450
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		150	153,035
4.91%, 7/23/25		75	79,045
6.48%, 10/23/45		125	144,510
Cigna Corp., 3.25%, 4/15/25		75	73,046
Citigroup, Inc.:
3.20%, 10/21/26		125	119,528
4.13%, 7/25/28		165	162,991

Corporate Bonds	Par (000)		Value
United States (continued)
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22	USD	30	$30,675
CNOOC Finance 2015 USA LLC, 3.50%, 5/05/25		200	194,389
Comcast Corp.:
2.35%, 1/15/27		186	171,460
3.40%, 7/15/46		65	56,765
Commonwealth Edison Co., 3.80%, 10/01/42		35	33,579
Consumers Energy Co., 3.25%, 8/15/46		65	57,383
Cox Communications, Inc., 3.35%, 9/15/26 (c)		193	184,303
Crown Castle International Corp.:
3.40%, 2/15/21		8	8,118
2.25%, 9/01/21		70	67,721
5.25%, 1/15/23		30	32,288
3.70%, 6/15/26		9	8,834
CVS Health Corp., 2.88%, 6/01/26		255	243,058
DaVita HealthCare Partners, Inc., 5.13%, 7/15/24		45	44,887
Devon Energy Corp., 4.00%, 7/15/21		50	51,670
Diamond 1 Finance Corp./Diamond 2 Finance Corp. (c):
3.48%, 6/01/19		30	30,624
4.42%, 6/15/21		30	31,042
5.45%, 6/15/23		30	31,822
6.02%, 6/15/26		40	43,332
Discovery Communications LLC:
4.90%, 3/11/26		40	42,121
4.95%, 5/15/42		55	50,728
4.88%, 4/01/43		60	55,446
Dominion Gas Holdings LLC, 4.60%, 12/15/44		25	24,874
Dominion Resources, Inc., 1.50%, 9/30/18 (c)		176	174,314
Duke Energy Corp.:
1.80%, 9/01/21		88	84,771
2.65%, 9/01/26		49	45,733
3.75%, 9/01/46		31	27,906
Eaton Corp.:
2.75%, 11/02/22		30	29,713
4.15%, 11/02/42		50	48,874
Emera US Finance LP, 2.15%, 6/15/19 (c)		63	62,896
Energy Transfer Partners LP:
4.90%, 3/15/35		50	46,726
6.05%, 6/01/41		50	51,338
Entergy Corp., 2.95%, 9/01/26		91	85,125
Enterprise Products Operating LLC, 3.75%, 2/15/25		81	82,301
Exelon Corp., 2.45%, 4/15/21		111	109,666
FedEx Corp.:
4.75%, 11/15/45		128	132,566
4.55%, 4/01/46		22	22,170
First Data Corp., 5.75%, 1/15/24 (c)		30	30,956
Ford Motor Co., 5.29%, 12/08/46		111	112,442
Forest Laboratories, Inc., 5.00%, 12/15/21 (c)		100	108,118
General Motors Financial Co., Inc.:
3.50%, 7/10/19		75	76,369
3.20%, 7/06/21		137	135,857
Georgia-Pacific LLC, 3.60%, 3/01/25 (c)		81	81,925
Goldman Sachs Group, Inc.:
2.35%, 11/15/21		306	297,297
3.75%, 5/22/25		225	225,585
4.25%, 10/21/25		50	50,792
3.50%, 11/16/26		168	164,133
6.45%, 5/01/36		25	29,794
Harris Corp., 2.70%, 4/27/20		300	299,670
HD Supply, Inc., 5.75%, 4/15/24 (c)		50	52,785
Hess Corp., 5.80%, 4/01/47		60	62,269
Hewlett Packard Enterprise Co., 4.90%, 10/15/25		50	51,441

See Notes to Consolidated Financial Statements.

12	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Corporate Bonds	Par (000)		Value
United States (continued)
JPMorgan Chase & Co.:
2.70%, 5/18/23	USD	200	$195,678
2.11%, 10/24/23 (b)		400	407,988
3.63%, 5/13/24		185	188,180
3.63%, 12/01/27		150	145,528
Kraft Heinz Foods Co.:
3.00%, 6/01/26		52	48,820
4.38%, 6/01/46		25	23,524
Lam Research Corp.:
2.80%, 6/15/21		200	198,923
3.80%, 3/15/25		47	47,051
Marsh & McLennan Cos., Inc., 3.30%, 3/14/23		10	10,163
McDonald’s Corp., 3.70%, 2/15/42		50	44,554
MetLife, Inc., 3.45%, 12/18/26 (c)		150	151,382
Molson Coors Brewing Co., 1.25%, 7/15/24	EUR	180	189,256
Monsanto Co., 3.95%, 4/15/45	USD	35	30,710
Morgan Stanley:
1.88%, 1/05/18		100	100,149
2.80%, 6/16/20		150	151,228
2.50%, 4/21/21		121	119,684
2.63%, 11/17/21		257	253,906
2.28%, 10/24/23 (b)		300	303,333
3.88%, 1/27/26		81	81,819
1.38%, 10/27/26	EUR	300	307,901
3.95%, 4/23/27	USD	50	49,495
Newmont Mining Corp., 4.88%, 3/15/42		100	93,825
NVIDIA Corp.:
2.20%, 9/16/21		711	694,009
3.20%, 9/16/26		221	212,482
Pemex Project Funding Master Trust, 6.63%, 6/15/35		150	147,750
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (c)		84	80,369
Pfizer, Inc., 4.13%, 12/15/46		100	101,726
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		25	25,828
Post Holdings, Inc., 7.75%, 3/15/24 (c)		30	33,300
Principal Financial Group, Inc.:
3.10%, 11/15/26		45	43,495
4.30%, 11/15/46		24	23,515
Reliance Holding USA, Inc., 5.40%, 2/14/22		250	270,275
Reynolds American, Inc.:
4.00%, 6/12/22		150	156,888
4.45%, 6/12/25		260	274,511
5.85%, 8/15/45		75	88,809
Reynolds Group Issuer, Inc., 5.75%, 10/15/20		30	30,938
Southern Copper Corp., 5.88%, 4/23/45		60	58,904
Spectrum Brands, Inc., 5.75%, 7/15/25		10	10,375
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (c)		200	200,374
T-Mobile USA, Inc., 6.00%, 4/15/24		30	31,613
Teva Pharmaceutical Finance Co. BV, 2.95%, 12/18/22		100	96,360
Time Warner Cable, Inc.:
8.25%, 4/01/19		50	56,185
4.50%, 9/15/42		50	45,283
Time Warner, Inc.:
3.80%, 2/15/27		55	54,688
4.65%, 6/01/44		7	6,693
4.85%, 7/15/45		23	23,025
Total System Services, Inc., 3.75%, 6/01/23		65	64,558
Trinity Acquisition PLC, 4.40%, 3/15/26		135	136,654
UBS Group AG, 3.00%, 4/15/21 (c)		250	250,132
Valero Energy Corp., 3.40%, 9/15/26		177	169,568

Corporate Bonds	Par (000)			Value
United States (continued)
Verizon Communications, Inc.:
2.63%, 8/15/26	USD	85		$78,247
4.40%, 11/01/34		50		49,349
4.13%, 8/15/46		140		126,703
4.52%, 9/15/48		50		47,946
4.67%, 3/15/55		65		61,042
Viacom, Inc., 4.38%, 3/15/43		75		59,742
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24		50		50,889
4.80%, 11/18/44		70		71,947
Wells Fargo & Co.:
4.48%, 1/16/24		150		157,899
3.30%, 9/09/24		145		143,513
3.00%, 10/23/26		100		95,240
4.40%, 6/14/46		55		52,638
4.75%, 12/07/46		157		159,332

				16,778,237
Total Corporate Bonds — 22.0%				38,166,364

Foreign Agency Obligations
Argentina — 4.3%
Argentina Bogar Bonds, 2.00%, 2/04/18 (b)	ARS	65		3,934
Argentina Bonar Bonds:
21.80%, 3/28/17 (b)		12,127		764,602
9.00%, 11/29/18	USD	—	(e)	373
Argentine Bonos del Tesoro:
22.75%, 3/05/18	ARS	7,064		450,307
21.20%, 9/19/18		14,129		904,447
18.20%, 10/03/21		1,148		73,779
16.00%, 10/17/23		574		34,739
15.50%, 10/17/26		459		27,920
Argentine Republic Government International Bond:
6.25%, 4/22/19 (c)	USD	3,196		3,411,730
3.88%, 1/15/22	EUR	591		595,366
7.50%, 4/22/26	USD	300		315,000
5.83%, 12/31/33 (b)	ARS	136		61,474
7.82%, 12/31/33	EUR	541		549,820
7.63%, 4/22/46 (c)	USD	155		155,000

				7,348,491
Australia — 1.0%
Australia Government Bond:
5.50%, 1/21/18	AUD	240		179,929
3.25%, 10/21/18		100		73,962
4.50%, 4/15/20		270		210,041
5.75%, 7/15/22		320		271,848
2.75%, 4/21/24		130		94,910
4.75%, 4/21/27		220		186,797
2.25%, 5/21/28		90		60,964
3.75%, 4/21/37		80		59,859
3.00%, 3/21/47		960		596,352

				1,734,662
Austria — 0.5%
Austria Government Bond (c):
1.15%, 10/19/18	EUR	130		141,319
3.90%, 7/15/20		120		146,103
1.75%, 10/20/23		160		189,711
4.85%, 3/15/26		90		134,334
4.15%, 3/15/37		40		66,353
3.15%, 6/20/44		40		61,451
3.80%, 1/26/62		10		18,990

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	13

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Foreign Agency Obligations	Par (000)		Value
Austria (continued)
Republic of Austria Government Bond (c):
0.75%, 10/20/26	EUR	50	$54,244
2.40%, 5/23/34		80	104,550

			917,055
Belgium — 0.7%
Belgium Government Bond (c):
2.60%, 6/22/24		680	845,475
3.00%, 6/22/34		100	137,108
4.25%, 3/28/41		40	67,584
1.60%, 6/22/47		20	21,155
2.15%, 6/22/66		20	22,815
Kingdom of Belgium Government Bond, 1.90%, 6/22/38 (c)		70	82,661

			1,176,798
Brazil — 2.3%
Brazil Letras do Tesouro Nacional (f):
0.00%, 1/01/19	BRL	4,000	997,859
0.00%, 7/01/20		1,000	211,519
Brazil Notas do Tesouro Nacional:
10.00%, 1/01/21		3,000	703,147
10.00%, 1/01/25		2,000	595,692
Brazil Notas do Tesouro Nacional Serie B, 6.00%, 5/15/21		1,000	1,006,422
Brazil Notas do Tesouro Nacional Series F, 10.00%, 1/01/19		1,000	287,697
Brazilian Government International Bond, 5.00%, 1/27/45	USD	200	162,240

			3,964,576
Bulgaria — 0.1%
Bulgaria Government International Bond, 2.00%, 3/26/22	EUR	100	111,712
Canada — 0.5%
Canadian Government Bond:
1.25%, 3/01/18	CAD	440	330,020
5.75%, 6/01/33		170	188,386
5.00%, 6/01/37		90	96,388
4.00%, 6/01/41		280	272,545
3.50%, 12/01/45		30	27,766

			915,105
Chile — 0.1%
Chile Government International Bond, 3.13%, 1/21/26	USD	107	105,395
China — 0.2%
China Development Bank Corp., 1.63%, 6/22/19		200	197,616
Export-Import Bank of China, 2.00%, 4/26/21		200	194,500

			392,116
Colombia — 0.4%
Colombia Government International Bond, 5.63%, 2/26/44		200	206,000
Colombian TES:
7.00%, 9/11/19	COP	400,000	135,207
10.00%, 7/24/24		480,000	188,747
6.00%, 4/28/28		390,000	117,317
7.75%, 9/18/30		220,000	75,979

			723,250
Czech Republic — 0.3%
Czech Republic Government Bond:
4.60%, 8/18/18	CZK	1,000	42,532
1.50%, 10/29/19		2,500	103,368
4.70%, 9/12/22		1,800	89,327

Foreign Agency Obligations	Par (000)		Value
Czech Republic (continued)
Czech Republic Government Bond (continued):
5.70%, 5/25/24	CZK	2,800	$153,468
2.50%, 8/25/28		1,400	65,668
4.20%, 12/04/36		500	31,134

			485,497
Denmark — 0.2%
Denmark Government Bond:
4.00%, 11/15/19	DKK	700	111,885
1.50%, 11/15/23		500	77,911
1.75%, 11/15/25		500	79,685
4.50%, 11/15/39		450	109,815

			379,296
Finland — 0.2%
Finland Government Bond (c):
3.50%, 4/15/21	EUR	100	123,316
1.50%, 4/15/23		40	46,476
0.88%, 9/15/25		50	55,507
2.75%, 7/04/28		50	65,929

			291,228
France — 2.1%
France Government Bond OAT:
0.01%, 2/25/18		360	382,016
0.01%, 5/25/20		400	428,164
0.25%, 11/25/20		150	162,023
2.25%, 10/25/22		500	597,859
2.25%, 5/25/24		130	157,797
0.50%, 5/25/25		260	276,139
3.50%, 4/25/26		450	599,870
2.50%, 5/25/30		40	50,241
1.50%, 5/25/31		190	211,951
5.75%, 10/25/32		100	176,919
1.25%, 5/25/36 (c)		150	155,951
4.00%, 10/25/38		100	157,695
4.50%, 4/25/41		50	85,159
3.25%, 5/25/45		95	137,615
4.00%, 4/25/60		60	107,224

			3,686,623
Germany — 0.7%
Bundesrepublik Deutschland:
2.00%, 8/15/23		100	121,296
1.00%, 8/15/25		130	148,486
4.75%, 7/04/34		120	213,282
4.25%, 7/04/39		190	343,664
2.50%, 8/15/46		55	81,454
Series 09, 3.50%, 7/04/19		190	221,694

			1,129,876
Greece — 0.3%
Hellenic Republic Government Bond (g):
3.00%, 2/24/23		30	25,645
3.00%, 2/24/24		30	25,051
3.00%, 2/24/25		30	24,650
3.00%, 2/24/26		30	24,424
3.00%, 2/24/27		30	23,979
3.00%, 2/24/28		30	23,011
3.00%, 2/24/29		30	22,459
3.00%, 2/24/30		30	22,000
3.00%, 2/24/31		30	21,658
3.00%, 2/24/32		30	21,273
3.00%, 2/24/33		30	20,854
3.00%, 2/24/34		30	20,474
3.00%, 2/24/35		30	20,183
3.00%, 2/24/36		30	19,945

See Notes to Consolidated Financial Statements.

14	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Foreign Agency Obligations	Par (000)		Value
Greece (continued)
Hellenic Republic Government Bond (g) (continued):
3.00%, 2/24/37	EUR	30	$19,669
3.00%, 2/24/38		30	19,563
3.00%, 2/24/39		30	19,638
3.00%, 2/24/40		30	19,526
3.00%, 2/24/41		30	19,584
3.00%, 2/24/42		30	19,621

			433,207
Hungary — 0.3%
Hungary Government Bond:
3.50%, 6/24/20	HUF	40,000	146,909
2.50%, 10/27/21		35,000	123,649
3.00%, 6/26/24		30,000	104,065
Hungary Government International Bond, 5.38%, 3/25/24	USD	200	218,000

			592,623
India — 0.1%
Export-Import Bank of India, 3.13%, 7/20/21		200	198,743
Indonesia — 3.0%
Indonesia Government International Bond:
7.88%, 4/15/19	IDR	2,000,000	149,638
2.88%, 7/08/21	EUR	100	109,805
3.38%, 4/15/23	USD	350	341,418
4.75%, 1/08/26		200	206,457
Indonesia Treasury Bond:
8.25%, 7/15/21	IDR	11,780,000	895,796
7.00%, 5/15/22		30,208,000	2,174,216
8.38%, 3/15/24		4,000,000	303,581
8.38%, 9/15/26		2,400,000	182,950
9.00%, 3/15/29		3,000,000	234,700
8.75%, 5/15/31		2,000,000	154,686
8.38%, 3/15/34		2,670,000	199,172
8.25%, 5/15/36		1,200,000	89,516
Perusahaan Penerbit SBSN Indonesia III, 4.35%, 9/10/24	USD	200	200,760

			5,242,695
Ireland — 0.2%
Ireland Government Bond:
5.00%, 10/18/20	EUR	70	89,048
3.40%, 3/18/24		70	89,589
1.00%, 5/15/26		50	53,770
2.40%, 5/15/30		30	36,352
2.00%, 2/18/45		20	22,551

			291,310
Israel — 0.3%
Israel Government Bond - Fixed:
2.25%, 5/31/19	ILS	850	233,041
3.75%, 3/31/24		500	151,387
1.75%, 8/31/25		530	134,154
5.50%, 1/31/42		100	37,256

			555,838
Italy — 3.8%
Italy Buoni Poliennali Del Tesoro:
2.25%, 4/22/17	EUR	190	201,398
0.75%, 1/15/18		130	138,154
3.50%, 12/01/18		335	377,254
2.35%, 9/15/19		2,238	2,552,536
0.70%, 5/01/20		425	455,476
3.75%, 3/01/21		80	95,901
0.45%, 6/01/21		220	231,350
0.35%, 11/01/21		300	311,922

Foreign Agency Obligations	Par (000)		Value
Italy (continued)
Italy Buoni Poliennali Del Tesoro (continued):
1.35%, 4/15/22	EUR	100	$108,176
4.50%, 5/01/23		270	343,203
5.00%, 3/01/25 (c)		430	573,902
1.60%, 6/01/26		20	20,809
1.25%, 12/01/26		94	93,911
5.25%, 11/01/29		150	213,762
3.50%, 3/01/30 (c)		90	109,610
1.65%, 3/01/32 (c)		150	147,961
2.25%, 9/01/36 (c)		110	112,423
4.00%, 2/01/37		130	168,261
5.00%, 8/01/39		60	87,787
5.00%, 9/01/40		30	43,643
4.75%, 9/01/44 (c)		100	142,375
3.25%, 9/01/46 (c)		40	45,072

			6,574,886
Japan — 2.9%
Japanese Government CPI Linked Bond, 0.10%, 3/10/26	JPY	543,136	4,956,189
Kazakhstan — 0.1%
Kazakhstan Government International Bond, 5.13%, 7/21/25	USD	200	213,682
Luxembourg — 0.0%
Luxembourg Government Bond, 2.13%, 7/10/23	EUR	30	36,197
Malaysia — 0.8%
Malaysia Government Bond:
3.31%, 10/31/17	MYR	300	66,969
3.66%, 10/15/20		1,900	423,235
3.80%, 9/30/22		350	76,793
3.96%, 9/15/25		760	164,288
3.90%, 11/30/26		300	65,049
4.50%, 4/15/30		600	130,421
4.25%, 5/31/35		200	42,150
Malaysia Government Investment Issue:
3.58%, 5/15/20		1,000	221,238
4.44%, 5/22/24		700	156,914

			1,347,057
Mexico — 0.9%
Mexican Bonos:
4.75%, 6/14/18	MXN	50	234,217
8.00%, 6/11/20		35	173,761
6.50%, 6/10/21		30	141,120
10.00%, 12/05/24		66	370,663
5.75%, 3/05/26		15	64,204
8.50%, 5/31/29		6	30,785
7.75%, 5/29/31		25	120,378
7.75%, 11/23/34		20	95,634
8.50%, 11/18/38		45	230,578
Mexico Government International Bond, 5.75%, 10/12/10	USD	134	123,615

			1,584,955
Netherlands — 0.7%
Netherlands Government Bond:
1.25%, 1/15/19 (c)	EUR	200	219,024
0.25%, 1/15/20		350	379,105
2.25%, 7/15/22 (c)		100	120,482
3.75%, 1/15/23		110	144,277
2.50%, 1/15/33 (c)		60	80,640
4.00%, 1/15/37 (c)		70	117,766
3.75%, 1/15/42 (c)		70	120,737
2.75%, 1/15/47 (c)		20	30,516

			1,212,547

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	15

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Foreign Agency Obligations	Par (000)		Value
New Zealand — 0.1%
New Zealand Government Bond:
6.00%, 5/15/21	NZD	140	$110,434
2.75%, 4/15/25		100	66,940
2.50%, 9/20/35		76	54,622

			231,996
Norway — 0.0%
Norway Government Bond, 2.00%, 5/24/23 (c)	NOK	600	72,130
Oman — 0.1%
Oman Government International Bond, 3.63%, 6/15/21	USD	200	200,014
Panama — 0.1%
Panama Government International Bond:
5.20%, 1/30/20		150	161,100
6.70%, 1/26/36		50	60,675

			221,775
Peru — 0.2%
Peru Government Bond, 6.95%, 8/12/31	PEN	330	100,222
Peruvian Government International Bond, 8.75%, 11/21/33	USD	130	189,800

			290,022
Philippines — 0.7%
Philippine Government Bond:
3.50%, 3/20/21	PHP	16,000	313,824
3.63%, 9/09/25		5,000	92,927
3.63%, 3/21/33		8,500	141,926
8.13%, 12/16/35		3,000	84,257
Philippine Government International Bond:
4.00%, 1/15/21	USD	280	297,805
4.20%, 1/21/24		200	215,000
6.38%, 10/23/34		100	130,072

			1,275,811
Poland — 0.1%
Poland Government International Bond, 1.00%, 9/17/21	CHF	80	82,522
Qatar — 0.2%
Qatar Government International Bond, 3.25%, 6/02/26	USD	300	289,380
Romania — 0.3%
Romania Government Bond:
5.75%, 4/29/20	RON	600	155,539
3.50%, 12/19/22		400	94,760
Romanian Government International Bond:
4.63%, 9/18/20	EUR	80	97,452
6.75%, 2/07/22	USD	100	113,855
2.75%, 10/29/25	EUR	100	109,618

			571,224
Russia — 0.3%
Russian Federal Bond - OFZ:
7.60%, 4/14/21	RUB	18,000	287,836
7.75%, 9/16/26		9,000	141,396

			429,232
Singapore — 0.1%
Singapore Government Bond:
2.75%, 7/01/23	SGD	160	113,745
2.38%, 6/01/25		60	41,225
2.75%, 3/01/46		40	27,899

			182,869

Foreign Agency Obligations	Par (000)		Value
Slovakia — 0.0%
Slovakia Government Bond, 1.38%, 1/21/27	EUR	60	$65,678
Slovenia — 0.2%
Slovenia Government Bond, 2.13%, 7/28/25		32	37,341
Slovenia Government International Bond, 4.13%, 2/18/19 (c)	USD	200	207,532

			244,873
South Africa — 0.6%
South Africa Government Bond:
8.00%, 12/21/18	ZAR	1,800	131,188
10.50%, 12/21/26		4,491	360,524
8.88%, 2/28/35		4,300	293,830
8.75%, 2/28/48		3,200	212,780

			998,322
South Korea — 0.7%
Korea Treasury Bond:
2.75%, 9/10/19	KRW	400,000	340,329
3.38%, 9/10/23		230,000	206,864
2.25%, 6/10/25		200,000	167,770
2.25%, 12/10/25		200,000	167,996
4.00%, 12/10/31		140,000	143,682
2.63%, 9/10/35		135,000	119,737
3.00%, 12/10/42		80,000	77,070
2.00%, 3/10/46		70,000	56,008

			1,279,456
Spain — 1.2%
Spain Government Bond:
0.25%, 4/30/18	EUR	170	180,235
3.75%, 10/31/18		100	113,068
2.75%, 4/30/19		160	179,785
5.85%, 1/31/22 (c)		360	482,439
1.60%, 4/30/25 (c)		250	272,389
1.95%, 7/30/30 (c)		50	53,716
5.75%, 7/30/32		230	368,691
4.20%, 1/31/37 (c)		60	84,048
4.90%, 7/30/40 (c)		50	76,498
5.15%, 10/31/44 (c)		50	79,821
2.90%, 10/31/46 (c)		100	111,821

			2,002,511
Sweden — 0.2%
Sweden Government Bond:
3.50%, 6/01/22	SEK	1,100	144,444
1.00%, 11/12/26		960	109,837
3.50%, 3/30/39		250	37,630
Sweden Government International Bond, 1.00%, 10/05/18 (c)	USD	100	99,311

			391,222
Thailand — 0.7%
Thailand Government Bond:
5.63%, 1/12/19	THB	2,500	75,231
3.65%, 12/17/21		14,500	432,564
3.85%, 12/12/25		10,500	320,471
4.26%, 12/12/37		11,000	353,155
4.68%, 6/29/44		2,000	67,943

			1,249,364
Turkey — 2.0%
Hazine Mustesarligi Varlik Kiralama, 2.80%, 3/26/18	USD	200	198,240

See Notes to Consolidated Financial Statements.

16	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Foreign Agency Obligations	Par (000)		Value
Turkey (continued)
Turkey Government Bond:
8.30%, 6/20/18	TRY	700	$193,910
8.50%, 7/10/19		400	108,651
9.50%, 1/12/22		500	133,687
8.00%, 3/12/25		900	213,077
Turkey Government International Bond:
6.75%, 4/03/18	USD	950	991,372
7.00%, 3/11/19		708	752,250
5.88%, 4/02/19	EUR	70	80,409
7.50%, 11/07/19	USD	500	543,750
5.63%, 3/30/21		251	257,375

			3,472,721
United Kingdom — 2.8%
Abu Dhabi Government International Bond, 2.13%, 5/03/21		200	195,876
United Kingdom Gilt:
1.75%, 7/22/19	GBP	200	256,832
1.50%, 1/22/21		310	398,552
1.75%, 9/07/22		200	261,138
5.00%, 3/07/25		270	437,202
4.75%, 12/07/30		140	242,275
4.50%, 9/07/34		250	438,793
4.75%, 12/07/38		30	56,647
4.25%, 9/07/39		150	267,454
4.25%, 12/07/40		170	306,908
3.25%, 1/22/44		165	262,788
3.50%, 1/22/45		506	844,598
4.25%, 12/07/49		110	218,593
3.75%, 7/22/52		110	207,182
4.25%, 12/07/55		90	191,363
4.00%, 1/22/60		20	42,223
2.50%, 7/22/65		90	140,921
3.50%, 7/22/68		60	120,249

			4,889,594
Uruguay — 0.1%
Uruguay Government International Bond, 5.10%, 6/18/50	USD	100	90,000
Total Foreign Agency Obligations — 37.6%			65,132,325

Investment Companies		Shares
Financial Select Sector SPDR Fund		15,500	360,375
iShares iBoxx $ High Yield Corporate Bond ETF (h)		9,800	848,190
iShares JP Morgan USD Emerging Markets Bond ETF (h)		6,665	734,616
SPDR Barclays High Yield Bond ETF		79,868	2,911,189
Total Investment Companies — 2.8%			4,854,370

Municipal Bonds		Par (000)
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (c)	USD	180	182,592
New York City Water & Sewer System, Refunding RB, Fiscal 2014, Series CC-1, 5.00%, 6/15/47		160	179,763
Port Authority of New York & New Jersey, RB, Consolidated, 168th Series, 4.93%, 10/01/51		20	22,150
State of California, GO, Build America Bonds, Various Purposes, 7.60%, 11/01/40		50	75,243

Municipal Bonds		Par (000)		Value
State of Illinois, GO, Pension, 5.10%, 6/01/33	USD	50		$44,675
University of California, RB, General, Series AQ, 4.77%, 5/15/15		21		19,988
Total Municipal Bonds — 0.3%				524,411

Non-Agency Mortgage-Backed Securities
United States — 1.1%
CFCRE Commercial Mortgage Trust 2016-C3, Series 2016-C3, Class D, 3.05%, 1/10/48 (b)(c)		90		60,745
Citigroup Commercial Mortgage Trust 2016-C3, Series 2016-C3, Class C, 4.14%, 11/15/49		250		235,785
Citigroup Commercial Mortgage Trust 2016-GC37, Series 2016- GC37, Class D, 2.79%, 4/10/49 (c)		365		244,788
Citigroup Commercial Mortgage Trust 2016-P6, Series 2016-P6, Class C, 4.29%, 12/10/49 (b)		265		254,273
Commercial Mortgage Trust, 4.64%, 2/10/49 (b)		200		196,425
CSAIL 2015-C3 Commercial Mortgage Trust, Series 2015-C3, Class B, 4.11%, 8/15/48 (b)		250		256,912
Hilton USA Trust (c):
Series 2013- HLT, 4.41%, 11/05/30		—	(e)	302
Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (b)		100		100,149
Lone Star Portfolio Trust 2015- LSP, Series 2015-LSP, Class E, 6.30%, 9/15/28 (b)(c)		341		344,158
VNDO Mortgage Trust 2016-350P, Series 2015-350P, Class E, 3.90%, 1/10/35 (b)(c)		275		240,621
Total Non-Agency Mortgage-Backed Securities — 1.1%				1,934,158

Other Interests — 0.3% (i)		Beneficial Interest (000)
United States — 0.3%
Stanley Martin, Class B Membership Units, (acquired 12/09/09, cost $240,152)		—	(e)	501,967

Preferred Securities

Capital Trusts		Par (000)
France — 0.1%
BNP Paribas SA, 6.75% (b)(d)	USD	200		197,250
Luxembourg — 0.1%
SES SA, 5.63% (b)(d)		125		134,693
Mexico — 0.2%
Banco Nacional de Comercio Exterior SNC, 3.80% (b)(c)		453		424,121
Sweden — 0.1%
Swedbank Hypotek AB, 6.00% (b)(d)		200		200,960
United States — 0.4%
Bank of New York Mellon Corp., Series F, 4.63% (b)(d)		240		220,157
Barclays PLC, 7.88% (b)(d)		200		202,500

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	17

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Capital Trusts		Par (000)	Value
United States (continued)
Northern Trust Corp., Series D, 4.60% (b)(d)	USD	200	$190,250

			612,907
Total Preferred Securities — 0.9%			1,569,931

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.0%
Federal Home Loan Bank:
3.00%, 1/01/47		12	11,963
Mortgage-Backed Securities — 12.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 7/01/30 - 1/01/32 (j)		570	571,582
3.00%, 8/01/30 - 1/01/47 (j)(k)		2,827	2,838,068
3.50%, 7/01/29 - 1/01/47 (j)		2,630	2,704,840
4.00%, 4/01/29 - 1/01/47 (j)		2,064	2,186,291
4.50%, 12/01/18 - 1/01/47 (j)(k)		1,009	1,086,742
5.00%, 5/01/42		356	388,740
5.50%, 12/01/38		243	272,685
6.00%, 7/01/39 - 1/01/47 (j)		165	187,923
6.50%, 11/01/38		44	49,120
Freddie Mac Mortgage-Backed Securities:
2.50%, 2/01/24 - 1/01/32 (j)		400	400,670
3.00%, 1/01/32 - 1/01/47 (j)		1,633	1,634,088
3.50%, 5/01/26 - 1/01/47 (j)		1,884	1,934,129
4.00%, 8/01/40 - 1/01/47 (j)		2,595	2,726,828
4.50%, 9/01/43 - 1/01/47 (j)		284	304,693
5.00%, 5/01/38 - 5/01/39		112	122,549
5.50%, 1/01/39		72	80,787
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/01/47 (j)		1,374	1,391,028
3.50%, 9/20/42 - 1/01/47 (j)		1,697	1,764,260
4.00%, 10/20/40 - 1/01/47 (j)		774	824,089
4.50%, 10/20/44 - 1/01/47 (j)		387	413,373
5.00%, 10/20/44		130	139,989

			22,022,474
Total U.S. Government Sponsored Agency Securities — 12.7%			22,034,437

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.25%, 8/15/46		873	733,784
2.88%, 11/15/46		589	568,372
U.S. Treasury Inflation Indexed Bond:
0.63%, 1/15/26		3,311	3,339,809
1.00%, 2/15/46		995	998,840
U.S. Treasury Inflation Protected Security (k):
0.13%, 4/15/19		21,908	22,181,340
0.13%, 4/15/20		15,379	15,539,275
0.13%, 4/15/21		7,195	7,236,361
U.S. Treasury Notes:
0.75%, 10/31/18 (k)		6,420	6,373,853
1.13%, 8/31/21		1,147	1,108,534
1.13%, 9/30/21		690	665,071
1.75%, 11/30/21 (k)		5	4,963
1.38%, 8/31/23		75	71,059
0.13%, 7/15/26		2,976	2,877,619
1.50%, 8/15/26		2,750	2,529,249
2.00%, 11/15/26 (k)		9,105	8,760,261
Total U.S. Treasury Obligations — 42.2%			72,988,390

Warrants — 0.0%		Shares	Value
Venezuela — 0.0%
Republic of Venezuela Oil Obligations (Expires 4/15/20)		3,000	$6,750
Total Long-Term Investments (Cost — $211,460,188) — 120.1%			207,999,532

Short-Term Securities		Par (000)

Certificates of Deposit — 1.8%
Yankee — 1.8%
Bank of Tokyo-Mitsubishi UFJ Ltd., 1.52%, 8/11/17	USD	305	305,458
BNP Paribas SA, New York, 1.47%, 8/04/17		300	300,286
Cooperatieve Centrale Raiffeisen- Boerenleenbank, New York, 1.41%, 8/16/17		350	350,481
Credit Industriel et Commercial, New York, 1.51%, 8/16/17		350	350,814
Credit Suisse, New York:
1.60%, 8/04/17		300	300,104
1.69%, 8/16/17		350	350,524
Societe Generale SA, 1.60%, 8/31/17		350	350,693
Toronto-Dominion Bank, New York, 1.30%, 8/15/17		350	350,627
UBS AG, Stamford, 1.53%, 9/01/17		410	410,729
Total Certificates of Deposit — 1.8%			3,069,716

Borrowed Bond Agreements — 4.7%
Barclays Bank PLC, 0.10%, Open (l) Purchased on 12/5/16 to be repurchased at GBP 486,034 collateralized by a Foreign Agency Obligation, 0.75%, 11/22/47, original par and fair values of GBP 205,000 and $619,906, respectively)	GBP	486	599,166
BNP Paribas SA, 0.16%, Open (l) (Purchased on 11/4/16 to be repurchased at GBP 131,032 collateralized by a Foreign Agency Obligation, 0.13%, 3/22/46, original par and fair values of GBP 77,000 and $158,405, respectively)		131	161,972
BNP Paribas SA, 0.17%, Open (l) (Purchased on 11/07/16 to be repurchased at GBP 106,027 collateralized by a Foreign Agency Obligation, 0.13%, 3/22/46, original par and fair values of GBP 62,000 and $127,546, respectively)		106	130,659
BNP Paribas SA, 0.17%, Open (l) (Purchased on 11/08/16 to be repurchased at GBP 114,029 collateralized by a Foreign Agency Obligation, 0.13%, 3/22/46, original par and fair values of GBP 114,000 and $137,833, respectively)		114	140,536
Citigroup Global Markets, LLC, (0.25)%, Open (l) (Purchased on 9/19/16 to be repurchased at $670,779 collateralized by a Foreign Agency Obligation, 5.13%, 1/15/20, par and fair values of 600,000 and $644,100, respectively)	USD	671	671,250
Citigroup Global Markets, LLC, 0.17%, Open (l) (Purchased on 11/02/16 to be repurchased at GBP 1,437,407 collateralized by a Foreign Agency Obligation, 0.13%, 3/22/46, original par and fair values of GBP 1,150,000 and $1,755,226, respectively)	GBP	1,437	1,771,291

See Notes to Consolidated Financial Statements.

18	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Borrowed Bond Agreements		Par (000)	Value
Citigroup Global Markets, LLC, 0.17%, Open (l) (Purchased on 11/04/16 to be repurchased at GBP 620,161 collateralized by a Foreign Agency Obligation, 0.13%, 3/22/46, original par and fair values of GBP 500,000 and $763,141, respectively)	GBP	620	$764,052
Citigroup Global Markets, LLC, 0.17%, Open (l) (Purchased on 9/23/16 to be repurchased at GBP 623,294 collateralized by a Foreign Agency Obligation, 0.13%, 3/22/46, original par and fair values of GBP 500,000 and $763,141, respectively)		623	767,909
Citigroup Global Markets, LLC, 0.18%, Open (l) (Purchased on 10/11/16 to be repurchased at GBP 1,273,516 collateralized by a Foreign Agency Obligation, 0.13%, 3/22/46, original par and fair values of GBP 1,000,000 and $1,526,283, respectively)		1,273	1,569,338
Credit Suisse Securities (USA) LLC, (2.34)%, Open (l) (Purchased on 11/15/16 to be repurchased at $1,599,443 collateralized by a U.S Treasury Obligation, 1.25%, 10/31/21, par and fair values of 1,635,000 and $1,585,440, respectively)	USD	1,604	1,604,344
Total Borrowed Bond Agreements — 4.7%			8,180,517

Money Market Funds — 0.4%		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (h)(m)		655,785	655,785
Total Short-Term Securities (Cost — $11,935,862) — 6.9%			11,906,018
Options Purchased (Cost — $1,063,485) — 0.9%			1,535,285
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $224,459,535) — 127.9%			221,440,835

Borrowed Bonds		Par (000)	Value
Mexico Government International Bond, 5.13%, 1/15/20	USD	(600)	$(644,100)
United Kingdom Gilt Inflation Linked, 0.13%, 3/22/26		(3,230)	(4,807,791)
United Kingdom Gilt Inflation Linked, 0.13%, 3/22/46		(212)	(423,784)
United Kingdom Gilt Inflation Linked, 0.75%, 11/22/47		(261)	(619,906)
US Treasury Note, 1.25%, 10/31/21		(1,635)	(1,585,440)
Total Borrowed Bonds (Cost — $8,240,209) — (4.7)%			(8,081,021)
Options Written (Premiums Received — $541,935) — (0.6)%			(1,038,235)

TBA Sale Commitments
Fannie Mae Mortgage-Backed Securities (j):
2.50%, 1/01/32		12	(12,019)
3.00%, 1/01/32—1/01/47		742	(738,587)
3.50%, 1/01/32—1/01/47		623	(640,046)
4.00%, 1/01/32—2/01/47		818	(858,495)
4.50%, 1/01/47—2/01/47		500	(537,562)
5.00%, 1/01/47		21	(22,877)
5.50%, 1/01/47		25	(27,791)
Freddie Mac Mortgage-Backed Securities (j):
3.00%, 1/01/47		207	(205,546)
3.50%, 1/01/32—1/01/47		620	(636,448)
4.00%, 1/01/47—2/01/47		1,928	(2,023,971)
Total TBA Sale Commitments (Proceeds — $5,693,436) — (3.3)%			(5,703,342)
Total Investments, Net of TBA Sale Commitments and Options Written (Cost — $209,983,955) — 119.3%			206,618,237
Liabilities in Excess of Other Assets — (19.3)%			(33,496,877)

Net Assets — 100.0%			$173,121,360

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Variable rate security. Rate as of period end.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Perpetual security with no stated maturity date.

(e)	Amount is less than $500.

(f)	Zero-coupon bond.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Value Held at December 31, 2015	Shares Value Purchased	Shares Value Sold	Shares Value Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	655,785	—	655,785	$655,785	$5,112	—
BlackRock Liquidity Funds, Tempfund, Institutional Class	3,593,818	—	(3,593,818)	—	—	478	$4
iShares JP Morgan USD Emerging Markets Bond ETF	—	6,665	—	6,665	734,616	30,872	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	35,300	(25,500)	9,800	848,190	31,144	(6,897)
Total					$2,238,591	$67,606	$(6,893)

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	19

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	$(146,501)	$309
Barclays Bank PLC	$190,248	$1,865
BNP Paribas S.A.	$(122,144)	$568
Citigroup Global Markets, Inc.	$332,914	$(754)
Credit Suisse Securities (USA) LLC	$(224,501)	$226
Daiwa Securities America, Inc.	$306,455	$(186)
Goldman Sachs & Co.	$(643,018)	$(254)
JPMorgan Chase & Co.	$2,280,206	$(298)
Jefferies & Co.	$415,805	$555
Morgan Stanley & Co. International PLC	$(30,739)	$12
RBC Capital Markets	$149	$(28)
Wells Fargo Securities LLC	$53,271	$(89)

(k)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(l)	The amount to be repurchased assumes the maturity will be the day after the period end.

(m)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements[1]
Deutsche Bank Securities, Inc.	0.61%	10/03/16	Open	$1,403,115	$1,405,096	U.S. Treasury Obligations	Open/Demand
Credit Suisse Securities (USA) LLC	0.60%	11/03/16	Open	7,315,000	7,322,193	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	0.58%	11/03/16	Open	8,809,500	8,817,874	U.S. Treasury Obligations	Open/Demand
Citigroup Global Markets, Inc.	0.83%	11/09/16	1/18/17	866,000	866,579	U.S. Government Sponsored Agency	Up to 30 Days
Deutsche Bank Securities, Inc.	0.95%	12/12/16	1/18/17	6,909,000	6,912,464	U.S. Government Sponsored Agency	Up to 30 Days
Credit Suisse Securities (USA) LLC	0.52%	12/20/16	Open	4,994,310	4,995,176	U.S. Treasury Obligations	Open/Demand
Deutsche Bank Securities, Inc.	0.95%	12/30/16	1/03/17	3,975,000	3,974,790	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.69)%	12/30/16	1/03/17	8,740,704	8,740,369	U.S. Treasury Obligations	Up to 30 Days
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(2.54)%	12/30/16	1/03/17	4,963	4,962	U.S. Treasury Obligations	Up to 30 Days
Total				$43,017,592	$43,039,503

[1] Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(9)	5-Year U.S. Treasury Note	March 2017	$1,058,977	$(5,777)
3	10-Year Australian Treasury Bonds	March 2017	$276,556	2,160
22	10-Year Canadian Government T-Bond	March 2017	$2,253,499	(22,449)
(208)	10-Year U.S. Treasury Note	March 2017	$25,850,500	35,367
(23)	10-Year U.S. Ultra Long Treasury Note	March 2017	$3,083,438	1,120
1	DAX Index	March 2017	$301,716	3,064
24	Euro BOBL Futures	March 2017	$3,375,976	31,035
(28)	Euro Bund Futures	March 2017	$4,838,192	(84,772)
5	Euro STOXX 50 Index	March 2017	$172,477	2,360
(18)	German Euro OAT Futures	March 2017	$2,876,641	(20,341)
9	German Euro Schatz Futures	March 2017	$1,063,819	1,746
(24)	German Short Euro BTP Futures	March 2017	$2,853,019	(20,229)
(1)	Long Term Euro BTP	March 2017	$142,434	(1,361)
30	Long U.S. Treasury Bond	March 2017	$4,519,688	68,791
10	Nikkei 225 Index	March 2017	$955,500	30,694
(25)	S&P 500 E-Mini Index	March 2017	$2,795,250	25,427
(9)	UK Long Gilt Bond	March 2017	$1,395,656	(27,213)
(25)	Ultra U.S. Treasury Bond	March 2017	$4,006,250	50,869
Total				$70,491

See Notes to Consolidated Financial Statements.

20	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	2,891,418	USD	844,740	BNP Paribas S.A.	1/04/17	$43,642
BRL	1,160,273	USD	335,000	Goldman Sachs International	1/04/17	21,491
BRL	1,705,000	USD	500,000	Goldman Sachs International	1/04/17	23,858
BRL	2,907,918	USD	860,000	Goldman Sachs International	1/04/17	33,452
BRL	1,478,717	USD	453,720	Goldman Sachs International	1/04/17	613
BRL	1,651,803	USD	506,828	Goldman Sachs International	1/04/17	685
BRL	1,653,782	USD	507,435	Goldman Sachs International	1/04/17	686
BRL	1,161,613	USD	356,421	Goldman Sachs International	1/04/17	482
BRL	1,338,784	USD	410,783	Goldman Sachs International	1/04/17	555
BRL	1,474,433	USD	452,405	Morgan Stanley & Co. International PLC	1/04/17	612
BRL	1,648,516	USD	505,819	Morgan Stanley & Co. International PLC	1/04/17	684
BRL	1,657,771	USD	508,659	Morgan Stanley & Co. International PLC	1/04/17	688
BRL	599,400	USD	183,916	Morgan Stanley & Co. International PLC	1/04/17	249
BRL	1,645,372	USD	494,700	Nomura International PLC	1/04/17	10,837
BRL	2,308,940	USD	680,000	Royal Bank of Scotland PLC	1/04/17	29,417
USD	887,183	BRL	2,891,418	BNP Paribas S.A.	1/04/17	(1,199)
USD	335,000	BRL	1,161,613	Goldman Sachs International	1/04/17	(21,903)
USD	422,370	BRL	1,478,717	Goldman Sachs International	1/04/17	(31,963)
USD	391,000	BRL	1,338,784	Goldman Sachs International	1/04/17	(20,339)
USD	494,700	BRL	1,651,803	Goldman Sachs International	1/04/17	(12,813)
USD	494,700	BRL	1,653,782	Goldman Sachs International	1/04/17	(13,421)
USD	523,151	BRL	1,705,000	Goldman Sachs International	1/04/17	(707)
USD	892,246	BRL	2,907,918	Goldman Sachs International	1/04/17	(1,206)
USD	356,010	BRL	1,160,273	Goldman Sachs International	1/04/17	(481)
USD	422,370	BRL	1,474,433	Morgan Stanley & Co. International PLC	1/04/17	(30,647)
USD	180,000	BRL	599,400	Morgan Stanley & Co. International PLC	1/04/17	(4,164)
USD	487,150	BRL	1,648,516	Morgan Stanley & Co. International PLC	1/04/17	(19,353)
USD	487,150	BRL	1,657,771	Morgan Stanley & Co. International PLC	1/04/17	(22,197)
USD	504,855	BRL	1,645,372	Nomura International PLC	1/04/17	(683)
USD	708,459	BRL	2,308,940	Royal Bank of Scotland PLC	1/04/17	(958)
USD	450,796	CLP	304,354,919	Royal Bank of Scotland PLC	1/05/17	(3,571)
CNH	1,801,396	USD	260,000	BNP Paribas S.A.	1/06/17	(1,904)
CNH	947,761	USD	136,740	Citibank N.A.	1/06/17	(949)
CNH	1,545,728	USD	223,000	HSBC Bank PLC	1/06/17	(1,535)
CNH	661,181	USD	95,400	JPMorgan Chase Bank N.A.	1/06/17	(669)
CNH	227,779	USD	32,860	Royal Bank of Scotland PLC	1/06/17	(225)
USD	1,246,803	CNH	8,617,656	HSBC Bank PLC	1/06/17	12,106
MXN	3,660,120	USD	180,000	JPMorgan Chase Bank N.A.	1/09/17	(3,569)
USD	397,989	GBP	318,000	Citibank N.A.	1/09/17	6,011
USD	31,305	GBP	25,000	JPMorgan Chase Bank N.A.	1/09/17	489
USD	90,000	MXN	1,866,622	Deutsche Bank AG	1/09/17	22
USD	90,000	MXN	1,868,545	Deutsche Bank AG	1/09/17	(71)
EUR	270,000	USD	289,756	Goldman Sachs International	1/10/17	(5,414)
RUB	25,355,682	USD	396,000	JPMorgan Chase Bank N.A.	1/10/17	17,329
USD	286,827	EUR	270,000	Bank of America N.A.	1/10/17	2,485
USD	396,000	RUB	24,361,920	Morgan Stanley & Co. International PLC	1/10/17	(1,130)
USD	52,237	IDR	691,615,946	JPMorgan Chase Bank N.A.	1/11/17	1,052
USD	247,365	IDR	3,252,853,602	Standard Chartered Bank	1/11/17	6,627
ARS	2,417,188	USD	148,750	BNP Paribas S.A.	1/12/17	2,564
ARS	425,513	USD	26,250	Citibank N.A.	1/12/17	387
EUR	187,257	USD	204,444	Deutsche Bank AG	1/12/17	(7,216)
EUR	500,000	USD	533,250	Royal Bank of Scotland PLC	1/12/17	(6,627)
USD	531,945	EUR	500,000	Goldman Sachs International	1/12/17	5,322
USD	176,044	EUR	166,667	Goldman Sachs International	1/12/17	503
USD	176,078	EUR	166,667	Goldman Sachs International	1/12/17	537
USD	176,088	EUR	166,667	Goldman Sachs International	1/12/17	547
USD	470,770	EUR	419,603	Goldman Sachs International	1/12/17	28,824
EUR	1,016,000	USD	1,083,219	JPMorgan Chase Bank N.A.	1/13/17	(13,074)
RUB	10,844,400	USD	168,000	Bank of America N.A.	1/13/17	8,619
RUB	54,344,976	USD	840,000	Deutsche Bank AG	1/13/17	45,098
RUB	514,720	USD	8,000	Deutsche Bank AG	1/13/17	383
RUB	9,700,992	USD	151,200	Deutsche Bank AG	1/13/17	6,797
RUB	64,303,656	USD	1,016,000	JPMorgan Chase Bank N.A.	1/13/17	31,291
USD	1,083,796	EUR	1,016,000	Morgan Stanley & Co. International PLC	1/13/17	13,651

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	21

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,016,000	RUB	62,134,496	HSBC Bank PLC	1/13/17	$4,037
USD	290,930	RUB	17,793,306	HSBC Bank PLC	1/13/17	1,137
USD	292,670	RUB	17,923,084	JPMorgan Chase Bank N.A.	1/13/17	762
ARS	2,041,742	USD	126,000	Royal Bank of Scotland PLC	1/17/17	1,280
ZAR	7,700,112	USD	560,000	Morgan Stanley & Co. International PLC	1/17/17	(644)
IDR	2,048,084,644	USD	149,933	Bank of America N.A.	1/18/17	1,518
RUB	64,485,520	USD	1,016,000	JPMorgan Chase Bank N.A.	1/18/17	32,689
USD	785,442	IDR	10,321,487,004	UBS AG	1/18/17	22,189
USD	352,200	INR	23,847,462	Royal Bank of Scotland PLC	1/18/17	1,649
USD	300,515	RUB	18,397,501	Bank of America N.A.	1/18/17	1,327
USD	320,367	RUB	19,609,641	Citibank N.A.	1/18/17	1,467
USD	395,119	RUB	24,094,346	Deutsche Bank AG	1/18/17	3,287
USD	246,110	GBP	194,066	HSBC Bank PLC	1/20/17	6,828
KRW	15,268,500	USD	13,000	Barclays Bank PLC	1/23/17	(353)
USD	372,000	KRW	437,018,160	Royal Bank of Scotland PLC	1/23/17	10,021
USD	530,000	TWD	16,855,060	Nomura International PLC	1/23/17	9,921
JPY	25,995,552	USD	226,000	Morgan Stanley & Co. International PLC	1/27/17	(3,285)
BRL	840,750	USD	250,000	Goldman Sachs International	2/01/17	6,276
BRL	845,000	USD	250,000	Morgan Stanley & Co. International PLC	2/01/17	7,571
USD	178,695	EUR	160,338	Morgan Stanley & Co. International PLC	2/06/17	9,636
BRL	3,201,065	USD	923,962	State Street Bank and Trust Co.	2/07/17	50,162
MXN	5,904,687	USD	285,000	Deutsche Bank AG	2/07/17	(1,511)
MXN	5,914,320	USD	285,000	UBS AG	2/07/17	(1,049)
USD	300,898	BRL	1,004,548	Goldman Sachs International	2/07/17	(4,798)
USD	1,722,601	BRL	5,668,218	State Street Bank and Trust Co.	2/07/17	(2,307)
USD	570,000	MXN	11,732,880	Goldman Sachs International	2/07/17	6,695
USD	503,023	IDR	6,674,104,602	Goldman Sachs International	2/10/17	10,938
USD	1,856,549	IDR	24,632,687,459	Goldman Sachs International	2/10/17	40,371
EUR	15,152	USD	16,347	Goldman Sachs International	2/14/17	(364)
EUR	197,120	USD	209,136	Goldman Sachs International	2/14/17	(1,219)
EUR	156,148	USD	168,155	UBS AG	2/14/17	(3,454)
EUR	336	USD	359	UBS AG	2/14/17	(4)
USD	210,759	ARS	3,340,537	BNP Paribas S.A.	2/14/17	6,990
USD	1,060,403	EUR	955,914	Citibank N.A.	2/14/17	52,127
USD	219,129	EUR	197,456	Morgan Stanley & Co. International PLC	2/14/17	10,857
USD	210,759	ARS	3,477,531	BNP Paribas S.A.	2/15/17	(1,228)
IDR	41,351,629,580	USD	3,085,252	HSBC Bank PLC	2/16/17	(39,724)
IDR	1,117,733,636	USD	80,907	UBS AG	2/16/17	1,413
USD	845,175	IDR	11,190,111,793	Morgan Stanley & Co. International PLC	2/16/17	21,028
ARS	1,754,549	USD	105,759	BNP Paribas S.A.	2/17/17	1,057
USD	210,759	ARS	3,572,373	Citibank N.A.	2/17/17	(6,725)
ARS	1,399,950	USD	85,000	BNP Paribas S.A.	2/21/17	7
ARS	1,482,300	USD	90,000	JPMorgan Chase Bank N.A.	2/21/17	7
RUB	15,774,600	EUR	244,000	Societe Generale	2/22/17	(3,300)
CAD	3,260,000	USD	2,490,082	Deutsche Bank AG	3/15/17	(59,982)
CHF	730,000	USD	726,934	Deutsche Bank AG	3/15/17	(6,907)
CLP	30,450,000	USD	46,489	Deutsche Bank AG	3/15/17	(1,250)
COP	456,110,000	USD	151,230	Royal Bank of Scotland PLC	3/15/17	(1,136)
EUR	1,210,000	USD	1,295,051	Citibank N.A.	3/15/17	(16,907)
EUR	2,100,000	USD	2,196,906	Citibank N.A.	3/15/17	21,360
EUR	340,000	USD	357,889	Citibank N.A.	3/15/17	1,258
EUR	15,220,000	USD	16,271,854	Deutsche Bank AG	3/15/17	(194,710)
EUR	570,000	USD	597,047	HSBC Bank PLC	3/15/17	5,054
EUR	396,000	USD	415,222	HSBC Bank PLC	3/15/17	3,080
EUR	240,000	USD	251,448	HSBC Bank PLC	3/15/17	2,068
EUR	10,000,000	USD	10,464,700	HSBC Bank PLC	3/15/17	98,470
GBP	1,695,000	USD	2,148,821	Deutsche Bank AG	3/15/17	(56,289)
GBP	1,890,000	USD	2,343,137	HSBC Bank PLC	3/15/17	(9,871)
GBP	280,000	USD	346,811	Royal Bank of Canada	3/15/17	(1,141)
GBP	1,100,000	USD	1,365,687	State Street Bank and Trust Co.	3/15/17	(7,701)
GBP	322,808	USD	411,099	UBS AG	3/15/17	(12,582)
JPY	950,780,000	USD	8,309,300	Barclays Bank PLC	3/15/17	(146,322)
JPY	1,140,014,400	USD	9,685,682	BNP Paribas S.A.	3/15/17	101,979
JPY	34,010,000	USD	293,226	Citibank N.A.	3/15/17	(1,231)

See Notes to Consolidated Financial Statements.

22	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	49,000,000	USD	428,006	Goldman Sachs International	3/15/17	$(7,313)
JPY	29,264,753	USD	249,300	HSBC Bank PLC	3/15/17	1,954
JPY	19,963,406	USD	170,000	HSBC Bank PLC	3/15/17	1,397
JPY	160,000,000	USD	1,368,544	HSBC Bank PLC	3/15/17	5,146
JPY	152,362,600	USD	1,300,000	Morgan Stanley & Co. International PLC	3/15/17	8,118
JPY	199,591,067	USD	1,700,000	State Street Bank and Trust Co.	3/15/17	13,601
KRW	212,350,000	USD	182,118	Deutsche Bank AG	3/15/17	(6,262)
MXN	14,455,048	USD	700,000	Northern Trust Co.	3/15/17	(9,150)
PLN	4,480,000	USD	1,071,558	Barclays Bank PLC	3/15/17	(2,286)
RUB	5,000,000	USD	80,674	Bank of America N.A.	3/15/17	(464)
RUB	124,840,000	USD	2,000,000	JPMorgan Chase Bank N.A.	3/15/17	2,694
SEK	7,900,000	USD	866,532	Bank of America N.A.	3/15/17	4,161
SEK	3,900,000	USD	427,782	Bank of America N.A.	3/15/17	2,054
USD	2,000,000	BRL	6,904,000	BNP Paribas S.A.	3/15/17	(80,567)
USD	1,958,885	BRL	6,782,640	Royal Bank of Scotland PLC	3/15/17	(85,109)
USD	879,625	CAD	1,150,000	Goldman Sachs International	3/15/17	22,381
USD	470,000	CAD	628,963	Northern Trust Co.	3/15/17	1,152
USD	8,132,773	EUR	7,750,000	BNP Paribas S.A.	3/15/17	(53,684)
USD	246,600	EUR	235,000	BNP Paribas S.A.	3/15/17	(1,635)
USD	178,445	EUR	170,000	BNP Paribas S.A.	3/15/17	(1,129)
USD	428,116	EUR	400,000	Citibank N.A.	3/15/17	5,589
USD	6,768,423	EUR	6,450,000	Citibank N.A.	3/15/17	(44,821)
USD	6,506,081	EUR	6,200,000	Citibank N.A.	3/15/17	(43,084)
USD	10,564	EUR	10,000	Citibank N.A.	3/15/17	1
USD	388,219	EUR	372,000	JPMorgan Chase Bank N.A.	3/15/17	(4,731)
USD	20,974	EUR	20,000	UBS AG	3/15/17	(152)
USD	400,419	GBP	322,808	Barclays Bank PLC	3/15/17	1,902
USD	936,759	GBP	750,000	BNP Paribas S.A.	3/15/17	10,860
USD	871,258	GBP	700,000	Citibank N.A.	3/15/17	7,086
USD	3,236,103	GBP	2,600,000	Citibank N.A.	3/15/17	26,319
USD	12,306	GBP	10,000	Citibank N.A.	3/15/17	(40)
USD	3,393,277	IDR	45,663,330,000	Morgan Stanley & Co. International PLC	3/15/17	45,915
USD	14,174	JPY	1,650,000	Australia and New Zealand Bank Group	3/15/17	8
USD	251,000	JPY	29,324,455	HSBC Bank PLC	3/15/17	(767)
USD	250,000	JPY	29,182,625	HSBC Bank PLC	3/15/17	(549)
USD	2,700,000	JPY	315,070,884	State Street Bank and Trust Co.	3/15/17	(5,060)
USD	8,900,000	JPY	1,038,566,988	State Street Bank and Trust Co.	3/15/17	(16,678)
USD	1,350,000	JPY	158,853,123	State Street Bank and Trust Co.	3/15/17	(13,843)
HUF	72,585,000	USD	244,616	BNP Paribas S.A.	3/16/17	2,905
HUF	52,290,000	USD	176,367	BNP Paribas S.A.	3/16/17	1,946
USD	847,371	HUF	249,000,000	BNP Paribas S.A.	3/16/17	(1,740)
ARS	2,189,250	USD	131,250	BNP Paribas S.A.	3/29/17	(1,415)
USD	26,250	ARS	450,188	Citibank N.A.	4/12/17	(238)
USD	148,750	ARS	2,557,013	Citibank N.A.	4/12/17	(1,699)
USD	113,000	ARS	1,932,300	BNP Paribas S.A.	5/11/17	929
USD	282,000	ARS	5,033,700	BNP Paribas S.A.	7/28/17	1,581
Total						$(113,588)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Powershares QQQ Trust Series 1	Call	2/17/17	USD	125.00	290	$12,180
SPDR S&P 500 ETF Trust	Call	2/17/17	USD	227.00	457	102,368
SPDR S&P 500 ETF Trust	Call	2/17/17	USD	229.00	90	13,005
SPDR S&P 500 ETF Trust	Call	2/17/17	USD	232.00	141	9,588
SPDR Gold Shares[1]	Call	3/17/17	USD	130.00	180	2,700
Total						$139,841

[1] The investment is held by a wholly owned subsidiary of the Fund.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	23

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

OTC Barrier Options Purchased
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price/Range	Contracts	Value
USD Currency	Call	One-touch	Goldman Sachs International	4/07/17	USD	130.00	JPY	70,000	$3,603
USD Currency	Call	One-touch	Goldman Sachs International	4/07/17	USD	140.00	JPY	120,000	954
USD Currency	Call	One-touch	Goldman Sachs International	4/09/18	USD	140.00	JPY	70,000	4,304
S&P 500 Index	Put	Up-and-in	JPMorgan Chase Bank N.A.	3/31/17	USD	2,118.72	USD	749	19,852
S&P 500 Index	Put	Up-and-in	JPMorgan Chase Bank N.A.	4/21/17	USD	2,096.88	USD	749	19,998
Total									$48,711

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Put	1.96%	Pay	3-Month LIBOR	1/06/17	USD	8,604	$291,823
10-Year Interest Rate Swap	Citibank N.A.	Put	1.80%	Pay	3-Month LIBOR	1/26/17	USD	2,520	126,234
10-Year Interest Rate Swap	Goldman Sachs International	Put	1.80%	Pay	3-Month LIBOR	1/27/17	USD	2,600	130,077
30-Year Interest Rate Swap	Citibank N.A.	Put	1.90%	Pay	3-Month LIBOR	10/04/17	USD	933	11,583
30-Year Interest Rate Swap	Citibank N.A.	Put	1.90%	Pay	3-Month LIBOR	10/04/17	USD	933	160,673
30-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.17%	Pay	3-Month LIBOR	10/04/17	USD	2,121	265,400
Total									$985,790

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	JPMorgan Chase Bank N.A.	01/09/17	CAD	1.35	USD	520	—	$2,527
EUR Currency	Call	BNP Paribas S.A.	01/17/17	USD	1.12	EUR	1,710	—	194
USD Currency	Call	Citibank N.A.	01/20/17	TRY	3.45	USD	647	—	18,940
USD Currency	Call	BNP Paribas S.A.	01/23/17	TWD	32.00	USD	1,020	—	14,365
USD Currency	Call	Goldman Sachs International	01/23/17	INR	69.00	USD	1,020	—	1,690
EUR Currency	Call	Deutsche Bank AG	02/02/17	CHF	1.10	EUR	4,200	—	3,528
USD Currency	Call	Citibank N.A.	02/22/17	CAD	1.36	USD	1,140	—	11,033
USD Currency	Call	HSBC Bank PLC	03/10/17	CNH	6.92	USD	630	—	17,741
USD Currency	Call	JPMorgan Chase Bank N.A.	03/23/17	TWD	32.15	USD	1,245	—	21,958
EUR Currency	Call	Citibank N.A.	12/04/17	USD	1.20	EUR	6,840	—	49,695
USD Currency	Put	UBS AG	01/05/17	JPY	116.50	USD	680	—	4,022
USD Currency	Put	Nomura International PLC	01/06/17	INR	67.40	USD	580	—	285
EUR Currency	Put	Citibank N.A.	01/13/17	USD	1.06	EUR	630	—	6,557
EUR Currency	Put	Deutsche Bank AG	01/13/17	USD	1.06	EUR	2,254	—	23,461
USD Currency	Put	Morgan Stanley & Co. International PLC	01/13/17	BRL	3.45	USD	630	—	34,854
USD Currency	Put	Citibank N.A.	01/16/17	JPY	101.00	USD	1,900	—	—
USD Currency	Put	Deutsche Bank AG	01/17/17	RUB	65.00	USD	690	—	42,815
USD Currency	Put	Deutsche Bank AG	01/24/17	JPY	103.00	USD	180	—	645
EUR Currency	Put	Deutsche Bank AG	02/06/17	USD	1.03	EUR	2,254	—	10,727
USD Currency	Put	Morgan Stanley & Co. International PLC	02/14/17	BRL	3.34	USD	870	—	26,918
USD Currency	Put	JPMorgan Chase Bank N.A.	02/17/17	BRL	3.37	USD	730	—	26,535
USD Currency	Put	Goldman Sachs International	02/21/17	BRL	3.35	USD	740	—	24,635
EUR Currency	Put	UBS AG	10/19/17	SEK	9.20	EUR	1,470	—	17,818
Total									$360,943

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
SPDR Gold Shares[1]	Call	1/20/17	USD	130.00	134	$(402)
10-Year U.S. Treasury Note	Put	1/27/17	USD	122.50	42	(7,219)
Total						$(7,621)

[1] The investment is held by a wholly owned subsidiary of the Fund.

See Notes to Consolidated Financial Statements.

24	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Citibank N.A.	Call	1.37%	Pay	3-Month LIBOR	10/04/17	USD	4,448	$(8,873)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.16%	Receive	3-Month LIBOR	1/06/17	USD	8,604	(217,437)
5-Year Interest Rate Swap	Goldman Sachs International	Put	2.36%	Receive	3-Month LIBOR	1/06/17	USD	8,604	(143,122)
10-Year Interest Rate Swap	Goldman Sachs International	Put	2.70%	Receive	3-Month LIBOR	3/07/17	USD	4,600	(15,330)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.70%	Receive	3-Month LIBOR	3/07/17	USD	6,210	(20,695)
10-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	2.80%	Receive	3-Month LIBOR	3/13/17	USD	4,640	(12,056)
5-Year Interest Rate Swap	Citibank N.A.	Put	1.37%	Receive	3-Month LIBOR	10/04/17	USD	4,448	(183,727)
5-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	Put	1.70%	Receive	3-Month LIBOR	10/04/17	USD	10,878	(308,189)
Total									$(909,429)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs International	01/20/17	TRY	3.60	USD	647	$(5,462)
EUR Currency	Call	Deutsche Bank AG	02/02/17	CHF	1.12	EUR	4,200	(451)
USD Currency	Call	JPMorgan Chase Bank N.A.	02/17/17	BRL	3.50	USD	730	(4,594)
USD Currency	Call	HSBC Bank PLC	03/10/17	CNH	7.03	USD	1,243	(21,874)
USD Currency	Call	JPMorgan Chase Bank N.A.	03/23/17	TWD	33.50	USD	1,245	(6,447)
EUR Currency	Call	Citibank N.A.	12/04/17	USD	1.30	EUR	6,840	(10,224)
USD Currency	Put	Nomura International PLC	01/06/17	INR	66.40	USD	870	(8)
EUR Currency	Put	Deutsche Bank AG	01/13/17	USD	1.06	EUR	2,254	(23,461)
USD Currency	Put	Deutsche Bank AG	01/17/17	RUB	62.50	USD	1,030	(26,662)
EUR Currency	Put	JPMorgan Chase Bank N.A.	02/06/17	USD	1.01	EUR	2,254	(3,523)
USD Currency	Put	Morgan Stanley & Co. International PLC	02/14/17	BRL	3.18	USD	1,300	(10,921)
USD Currency	Put	Goldman Sachs International	02/21/17	BRL	3.15	USD	1,100	(7,558)
Total								$(121,185)

Centrally Cleared Credit Default Swaps — Buy Protection
Issuer / Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
Markit CDX North America Investment Grade Index, Series 27, Version 1	1.00%	12/20/21	USD	15,559	$(42,535)
Markit iTraxx Europe Series 26, Version 1	1.00%	12/20/21	EUR	2,596	(11,790)
Total					$(54,325)

Centrally Cleared Credit Default Swaps — Sell Protection
Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Markit CDX North America High Yield Index, Series 27, Version 1	5.00%	12/20/21	B	7,788	$79,434
Markit iTraxx FINSR, Series 26, Version 1	1.00%	12/20/21	BB	2,925	12,301
Markit iTraxx XO, Series 26, Version 1	5.00%	12/20/21	B-	1,150	21,552
Total					$113,287

[1] Using Standard & Poors (“S&P’s”) rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	25

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date		Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.19%[1]	3-Month LIBOR	11/14/17	[3]	11/14/18	USD	8,063	$(38,507)
1.42%[2]	3-Month LIBOR	N/A		12/31/18	USD	18,500	31,668
1.59%[2]	3-Month LIBOR	4/5/17	[3]	12/31/18	USD	15,000	(16,215)
1.39%[2]	3-Month LIBOR	11/14/18	[3]	11/14/19	USD	8,063	53,741
0.97%[2]	3-Month LIBOR	N/A		6/30/21	USD	6,630	268,653
1.26%[1]	3-Month LIBOR	N/A		7/07/21	USD	5,955	(207,541)
1.17%[2]	3-Month LIBOR	N/A		7/22/21	USD	3,250	106,532
1.20%[1]	3-Month LIBOR	N/A		9/12/21	USD	1,635	(54,119)
1.24%[2]	3-Month LIBOR	N/A		9/23/21	USD	8,049	256,216
0.09%[1]	6-Month JPY LIBOR	N/A		10/03/21	JPY	700,000	(46,511)
1.16%[2]	3-Month LIBOR	N/A		10/03/21	USD	500	17,804
3.53%[2]	6-Month JPY LIBOR	N/A		11/15/21	GBP	393	(1,106)
0.94%[1]	6-Month EURIBOR	N/A		12/09/25	EUR	410	15,129
0.94%[1]	6-Month EURIBOR	N/A		12/09/25	EUR	410	15,245
0.94%[1]	6-Month EURIBOR	N/A		12/09/25	EUR	650	24,321
1.53%[2]	3-Month STIBOR	N/A		12/09/25	SEK	13,960	(76,569)
1.70%[2]	3-Month LIBOR	N/A		5/05/26	USD	6,150	317,569
1.71%[2]	3-Month LIBOR	N/A		5/05/26	USD	92	4,710
1.72%[2]	3-Month LIBOR	N/A		5/25/26	USD	220	11,129
1.73%[2]	3-Month LIBOR	N/A		5/25/26	USD	290	14,494
1.74%[2]	3-Month LIBOR	N/A		5/25/26	USD	210	10,288
1.73%[2]	3-Month LIBOR	N/A		5/26/26	USD	740	36,578
1.40%[1]	3-Month LIBOR	N/A		7/05/26	USD	3,199	(254,412)
0.27%[1]	6-Month EURIBOR	N/A		7/08/26	EUR	540	(18,166)
0.64%[2]	3-Month STIBOR	N/A		7/08/26	SEK	5,200	20,997
0.03%[1]	6-Month JPY LIBOR	N/A		7/21/26	JPY	305,000	(58,474)
0.64%[2]	3-Month STIBOR	N/A		9/09/26	SEK	4,300	18,647
0.04%[1]	3-Month JPY STIBOR	N/A		9/20/26	JPY	60,000	5,286
0.04%[1]	6-Month JPY LIBOR	N/A		9/29/26	JPY	475,000	(68,808)
1.45%[1]	3-Month LIBOR	N/A		10/03/26	USD	5,890	(459,437)
0.09%[1]	6-Month JPY LIBOR	N/A		11/02/26	JPY	172,000	(18,427)
1.76%[2]	3-Month LIBOR	N/A		11/10/26	USD	3,200	163,534
3.50%[1]	3-Month LIBOR	N/A		11/15/26	GBP	560	(2,596)
3.57%[1]	3-Month LIBOR	N/A		11/15/26	GBP	393	2,400
1.74%[2]	3-Month LIBOR	N/A		11/16/26	USD	6,380	315,135
2.37%[2]	3-Month LIBOR	N/A		12/15/26	USD	920	(3,222)
3.50%[1]	3-Month LIBOR	N/A		12/15/26	GBP	560	(4,077)
2.44%[2]	3-Month LIBOR	N/A		12/16/26	USD	99	(987)
2.52%[2]	3-Month LIBOR	N/A		12/19/26	USD	108	(1,816)
0.25%[2]	6-Month JPY LIBOR	1/04/17	[3]	1/04/27	JPY	1,600,000	(25,345)
2.93%[2]	6-Month WIBOR	3/15/17	[3]	3/15/27	PLN	2,850	(3,812)
0.36%[1]	6-Month JPY LIBOR	N/A		10/03/36	JPY	500,000	(244,044)
0.43%[1]	6-Month JPY LIBOR	N/A		10/21/36	JPY	12,000	(4,460)
0.42%[1]	6-Month JPY LIBOR	N/A		10/25/36	JPY	43,500	(16,906)
0.43%[1]	6-Month JPY LIBOR	N/A		10/25/36	JPY	43,500	(16,560)
0.30%[2]	6-Month JPY LIBOR	N/A		7/22/46	JPY	85,000	104,630
0.55%[2]	6-Month JPY LIBOR	N/A		10/21/46	JPY	10,000	6,760
0.54%[2]	6-Month JPY LIBOR	N/A		10/25/46	JPY	30,000	21,083
0.55%[2]	6-Month JPY LIBOR	N/A		10/25/46	JPY	30,000	20,384
0.56%[2]	6-Month JPY LIBOR	N/A		11/02/46	JPY	62,000	40,554
0.75%[2]	6-Month JPY LIBOR	N/A		11/21/46	JPY	45,000	9,257
Total							$270,627

[1] Fund pays a floating rate and receives the fixed rate.
[2] Fund pays a fixed rate and receives the floating rate.
[3] Forward Swap.

See Notes to Consolidated Financial Statements.

26	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

OTC Credit Default Swaps — Buy Protection
Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
HSBC Holdings PLC	1.00%	BNP Paribas S.A.	6/20/21	EUR	300	$(5,146)	$735	$(5,881)
Caterpiller, Inc.	1.00%	BNP Paribas S.A.	12/20/21	USD	250	(4,918)	(4,403)	(515)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	515	18,086	30,233	(12,147)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	515	18,086	30,233	(12,147)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	310	10,886	18,198	(7,312)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	515	18,086	30,249	(12,163)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	515	18,086	30,028	(11,942)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	515	18,086	30,028	(11,942)
Federation of Russia	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	252	8,850	14,272	(5,422)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	55	1,932	3,229	(1,297)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	55	1,932	3,229	(1,297)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	35	1,229	2,055	(826)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	55	1,931	3,230	(1,299)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	55	1,931	3,207	(1,276)
Federation of Russia	1.00%	Bank of America N.A.	12/20/21	USD	55	1,932	3,207	(1,275)
Republic of Argentina	5.00%	Citibank N.A.	12/20/21	USD	562	(24,630)	(18,450)	(6,180)
Republic of Argentina	5.00%	Bank of America N.A.	12/20/21	USD	119	(4,212)	(5,453)	1,241
Republic of Korea	1.00%	BNP Paribas S.A.	12/20/21	USD	430	(11,626)	(9,180)	(2,446)
Republic of Korea	1.00%	Citibank N.A.	12/20/21	USD	215	(5,813)	(4,512)	(1,301)
Republic of Korea	1.00%	Citibank N.A.	12/20/21	USD	430	(11,626)	(9,180)	(2,446)
Republic of Korea	1.00%	Citibank N.A.	12/20/21	USD	510	(13,798)	(10,895)	(2,903)
Republic of Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	426	1,834	1,887	(53)
Republic of Philippines	1.00%	Citibank N.A.	12/20/21	USD	308	1,329	1,295	34
Republic of Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	213	917	794	123
Republic of Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	266	1,147	993	154
Republic of Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	106	458	397	61
Republic of Philippines	1.00%	UBS AG	12/20/21	USD	263	1,133	981	152
Republic of Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	697	3,003	2,926	77
Republic of Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	283	1,218	1,187	31
Republic of Philippines	1.00%	Citibank N.A.	12/20/21	USD	151	651	353	298
Republic of Philippines	1.00%	Bank of America N.A.	12/20/21	USD	557	2,399	4,664	(2,265)
Republic of Philippines	1.00%	Citibank N.A.	12/20/21	USD	566	2,440	4,219	(1,779)
Republic of Philippines	1.00%	Bank of America N.A.	12/20/21	USD	782	3,369	7,617	(4,248)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	3,385	177,710	246,262	(68,552)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,425	74,811	104,271	(29,460)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	560	29,400	40,977	(11,577)
Republic of South Africa	1.00%	Goldman Sachs International	12/20/21	USD	344	18,059	25,026	(6,967)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	1,380	72,449	100,978	(28,529)
Standard Chartered Bank	1.00%	BNP Paribas S.A.	12/20/21	EUR	13	101	119	(18)
TIime Warner, Inc.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	125	(3,172)	(2,077)	(1,095)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	75	86	350	(264)
Total						$428,626	$683,279	$(254,653)

OTC Credit Default Swaps — Sell Protection
Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation
Deutsche Bank AG	1.00%	Bank of America N.A.	12/20/21	BBB+	EUR	29	$(991)	$(1,945)	$954
Deutsche Bank AG	1.00%	Goldman Sachs International	12/20/21	BBB+	EUR	29	(991)	(1,988)	997
Total							$(1,982)	$(3,933)	$1,951

[1] Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	7/03/17	BRL	395	$39	—	$39
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A	7/03/17	BRL	11,197	(1,114)	—	(1,114)

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	27

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

OTC Interest Rate Swaps (continued)
Fixed Rate	Floating Rate	Counterparty	Effective Date		Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	N/A		7/03/17	BRL	9,594	$(152)	—	$(152)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	N/A		7/03/17	BRL	5,759	(1,606)	—	(1,606)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	N/A		7/03/17	BRL	4,799	(1,557)	—	(1,557)
12.08%[1]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/18	BRL	8,732	(5,627)	—	(5,627)
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/18	BRL	10,861	(7,725)	—	(7,725)
1.51%[2]	3-Month KRW CDC	Citibank N.A.	N/A		3/17/18	KRW	2,500	—	—	—
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/21/18	MXN	30,416	(5,472)	—	(5,472)
7.04%[2]	28-day MXIBTIIE	Goldman Sachs International	N/A		11/21/18	MXN	64,316	(9,312)	—	(9,312)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/21/18	MXN	36,000	(4,579)	—	(4,579)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	N/A		11/21/18	MXN	30,000	(3,553)	—	(3,553)
6.92%[2]	28-day MXIBTIIE	UBS AG	N/A		11/28/18	MXN	13,884	(3,657)	—	(3,657)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	N/A		11/28/18	MXN	51,200	(10,789)	—	(10,789)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/28/18	MXN	29,045	(6,121)	—	(6,121)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/28/18	MXN	30,223	(5,838)	—	(5,838)
6.85%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/29/18	MXN	60,944	(19,904)	—	(19,904)
6.94%[2]	28-day MXIBTIIE	BNP Paribas S.A.	N/A		11/29/18	MXN	26,116	(6,468)	—	(6,468)
6.89%[2]	28-day MXIBTIIE	Goldman Sachs International	N/A		11/30/18	MXN	32,158	(9,429)	—	(9,429)
6.93%[2]	28-day MXIBTIIE	Bank of America N.A.	N/A		11/30/18	MXN	43,857	(11,320)	—	(11,320)
12.05%[2]	1-day BZDIOVER	Credit Suisse International	N/A		1/02/19	BRL	702	2,760	—	2,760
12.46%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/19	BRL	3,107	18,487	—	18,487
1.21%[2]	3-Month KRW CDC	BNP Paribas S.A.	N/A		8/17/19	KRW	1,600,000	(11,621)	—	(11,621)
1.21%[2]	3-Month KRW CDC	JPMorgan Chase Bank N.A.	N/A		8/18/19	KRW	1,600,000	(11,467)	—	(11,467)
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/20	BRL	1,140	(2,751)	—	(2,751)
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/20	BRL	2,279	(5,018)	—	(5,018)
11.02%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/20	BRL	1,214	(2,496)	—	(2,496)
11.03%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/20	BRL	2,163	(4,181)	—	(4,181)
11.04%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/20	BRL	2,199	(4,126)	—	(4,126)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	N/A		1/02/20	BRL	4,048	(6,708)	—	(6,708)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	N/A		1/02/20	BRL	1,110	(1,820)	—	(1,820)
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/20	BRL	303	217	—	217
11.77%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/20	BRL	1,679	8,464	—	8,464
11.80%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/20	BRL	1,194	6,335	—	6,335
11.81%[2]	1-day BZDIOVER	Bank of America N.A.	N/A		1/02/20	BRL	1,194	6,441	—	6,441
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/20	BRL	3,069	15,834	—	15,834
12.01%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/20	BRL	1,677	12,017	—	12,017
12.10%[2]	1-day BZDIOVER	Citibank N.A.	N/A		1/02/20	BRL	1,295	10,350	—	10,350
12.17%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	N/A		1/02/20	BRL	2,289	19,728	—	19,728
7.78%[1]	28-day MXIBTIIE	Citibank N.A.	N/A		11/11/26	MXN	7,789	3,401	—	3,401
7.78%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/11/26	MXN	9,236	4,033	—	4,033
7.80%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/11/26	MXN	4,643	1,714	—	1,714
7.10%[2]	28-day MXIBTIIE	Citibank N.A.	N/A		11/12/26	MXN	36,000	(3,390)	—	(3,390)
8.71%[1]	3-Month Johannesburg Interbank Agreed Rate	JPMorgan Chase Bank N.A.	N/A		11/14/26	ZAR	4,620	(9,374)	—	(9,374)
8.71%[1]	3-Month Johannesburg Interbank Agreed Rate	JPMorgan Chase Bank N.A.	N/A		11/14/26	ZAR	5,490	(11,139)	—	(11,139)
7.64%[1]	28-day MXIBTIIE	UBS AG	N/A		11/18/26	MXN	3,541	3,284	—	3,284
7.69%[1]	28-day MXIBTIIE	Citibank N.A.	N/A		11/18/26	MXN	3,249	2,467	—	2,467
7.69%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	N/A		11/18/26	MXN	7,511	5,702	—	5,702
7.71%[1]	28-day MXIBTIIE	BNP Paribas S.A.	N/A		11/19/26	MXN	6,859	4,764	—	4,764
7.75%[1]	28-day MXIBTIIE	Goldman Sachs International	N/A		11/20/26	MXN	8,096	4,691	—	4,691
7.77%[1]	28-day MXIBTIIE	Bank of America N.A.	N/A		11/20/26	MXN	11,355	5,625	—	5,625
7.74%[1]	28-day MXIBTIIE	Citibank N.A.	N/A		11/24/26	MXN	32,500	19,549	—	19,549
0.74%[1]	6-Month Prague Interbank Offer Rate	Bank of America N.A.	3/15/17	[3]	3/15/27	CZK	7,840	4,622	—	4,622
2.19%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	3/15/17	[3]	3/15/27	HUF	203,560	15,237	—	15,237
Total								$(12,553)	—	$(12,553)

[1] Fund pays a fixed rate and receives the floating rate.
[2] Fund pays a floating rate and receives the fixed rate.
[3] Forward Swap.

See Notes to Consolidated Financial Statements.

28	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

OTC Total Return Swaps
Reference Entity	Fixed Rate Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Depreciation
Euro STOXX Index Futures March 2017	CAH7 plus 0.00%	UBS AG	N/A	3/17/17	EUR	26	$(2,326)	—	$(2,326)

Transactions in Options Written for the Year Ended December 31, 2016

	Calls
		Notional (000)
	Contracts	EUR	USD	Premiums Received
Outstanding options, beginning of year	—	—	2,935	$3,962
Options written	1,492	20,928	51,277	649,699
Options exercised	—	—	(9,597)	(76,468)
Options expired	(636)	(4,616)	(31,901)	(268,433)
Options closed	(722)	(5,272)	(4,401)	(120,248)

Outstanding options, end of year	134	11,040	8,313	$188,512

	Puts
		Notional (000)
	Contracts	EUR	GBP	MXN	USD	Premiums Received
Outstanding options, beginning of year	—	3,250	—	—	—	$5,497
Options written	983	7,742	3,562	43,000	83,150	714,630
Options exercised	(32)	(144)	(668)	—	(4,874)	(89,926)
Options expired	(260)	(4,086)	(2,894)	—	(3,007)	(70,960)
Options closed	(649)	(2,254)	—	(43,000)	(22,985)	(205,818)

Outstanding options, end of year	42	4,508	—	—	52,284	$353,423

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$61,545	—	$191,088	—	$252,633
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,082,810	—	—	1,082,810
Options purchased	Investments at value — unaffiliated[2]	—	—	179,691	369,804	985,790	—	1,535,285
Swaps — centrally cleared	Net unrealized appreciation	—	$113,287	—	—	1,910,344	$2,400	2,026,031
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	751,551	—	—	175,761	—	927,312

Total		—	$864,838	$241,236	$1,452,614	$3,262,983	$2,400	$5,824,071

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$182,142	—	$182,142
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,196,398	—	—	1,196,398
Options written	Options written at value	—	—	$402	121,185	916,648	—	1,038,235
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$54,325	—	—	1,634,338	$7,779	1,696,442
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	324,907	2,326	—	188,314	—	515,547

Total		—	$379,232	$2,728	$1,317,583	$2,921,442	$7,779	$4,628,764

[1] Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

[2] Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	29

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	–	—	$292,086	—	$1,449,267	—	$1,741,353
Forward foreign currency exchange contracts	–	—	—	$(541,594)	—	—	(541,594)
Options purchased[1]	–	—	(409,179)	(582,579)	(211,199)	—	(1,202,957)
Options written	–	—	111,469	337,325	62,090	—	510,884
Swap		$15,177	20,431	—	(303,841)	$42,566	(225,667)

Total	–	$15,177	$14,807	$(786,848)	$996,317	$42,566	$282,019

[1] Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$61,544	—	$(72,497)	—	$(10,953)
Forward foreign currency exchange contracts	—	—	—	$172,241	—	—	172,241
Options purchased[2]	—	—	(105,000)	(31,136)	648,122	—	511,986
Options written	—	—	60,310	19,144	(585,213)	—	(505,759)
Swaps	—	$(170,138)	(2,326)	—	364,366	$(7,741)	184,161

Total	—	$(170,138)	$14,528	$160,249	$354,778	$(7,741)	$351,676

[2] Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$15,040,636
Average notional value of contracts — short	$57,241,020
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$85,052,686
Average amounts sold — in USD	$86,620,842
Options:
Average value of option contracts purchased	$486,651
Average value of option contracts written	$89,948
Average notional value of swaption contracts purchased	$30,845,250
Average notional value of swaption contracts written	$23,313,000
Credit default swaps:
Average notional value — buy protection	$20,196,386
Average notional value — sell protection	$15,090,537
Interest rate swaps:
Average notional value — pays fixed rate	$60,038,545
Average notional value — receives fixed rate	$67,114,379
Total return swaps:
Average notional amount	$625,849

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Forward foreign currency exchange contracts	$1,082,810		$1,196,398
Futures contracts	20,066		88,104
Options	1,535,285	[1]	1,038,235
Swaps — Centrally cleared	—		45,990
Swaps — OTC[2]	927,312		515,547

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$3,565,473		$2,884,274

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(159,907)		(141,715)

Total derivative assets and liabilities subject to an MNA	$3,405,566		$2,742,559

[1]    Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2] Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid (received) in the Consolidated Statement of Assets and Liabilities.

See Notes to Consolidated Financial Statements.

30	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Strategic Global Bond Fund, Inc.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3],5
Australia and New Zealand Bank Group	$8	—	—	—	$8
Bank of America N.A.	304,253	$(132,122)	—	—	172,131
Barclays Bank PLC	255,576	(217,566)	—	—	38,010
BNP Paribas S.A.	194,637	(185,033)	—	—	9,604
Citibank N.A.	657,728	(430,860)	—	—	226,868
Credit Suisse International	2,760	—	—	—	2,760
Deutsche Bank AG	136,763	(136,763)	—	—	—
Goldman Sachs International	692,016	(547,074)	—	$(100,000)	44,942
HSBC Bank PLC	159,018	(74,320)	—	—	84,698
JPMorgan Chase Bank N.A.	637,215	(497,750)	—	—	139,465
Morgan Stanley & Co. International PLC	180,781	(92,341)	—	—	88,440
Nomura International PLC	21,043	(691)	—	—	20,352
Northern Trust Co.	1,152	(1,152)	—	—	—
Royal Bank of Scotland PLC	42,367	(42,367)	—	—	—
Standard Chartered Bank	6,627	—	—	—	6,627
State Street Bank and Trust Co.	63,763	(45,589)	—	—	18,174
UBS AG	49,859	(23,224)	—	—	26,635

Total	$3,405,566	$(2,426,852)	—	$(100,000)	$878,714

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4],5
Bank of America N.A.	$132,122	$(132,122)	—	—	—
Barclays Bank PLC	217,566	(217,566)	—	—	—
BNP Paribas S.A.	185,033	(185,033)	—	—	—
Citibank N.A.	430,860	(430,860)	—	—	—
Deutsche Bank AG	384,772	(136,763)	—	—	$248,009
Goldman Sachs International	547,074	(547,074)	—	—	—
HSBC Bank PLC	74,320	(74,320)	—	—	—
JPMorgan Chase Bank N.A.	497,750	(497,750)	—	—	—
Morgan Stanley & Co. International PLC	92,341	(92,341)	—	—	—
Nomura International PLC	691	(691)	—	—	—
Northern Trust Co.	9,150	(1,152)	—	—	7,998
Royal Bank of Canada	1,141	—	—	—	1,141
Royal Bank of Scotland PLC	97,626	(42,367)	—	—	55,259
Societe Generale	3,300	—	—	—	3,300
State Street Bank and Trust Co.	45,589	(45,589)	—	—	—
UBS AG	23,224	(23,224)	—	—	—

Total	$2,742,559	$(2,426,852)	—	—	$315,707

[1] The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities to an MNA.
[2] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
[3] Net amount represents the net amount receivable from the counterparty in the event of default.
[4] Net amount represents the net amount payable due to counterparty in the event of default.
[5] Net amounts may also include forward foreign currency exchange contracts and currency options that are not required to be collateralized.

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	31

Consolidated Schedule of Investments (concluded)	BlackRock Strategic Global Bond Fund, Inc.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$111,765	—	$111,765
Common Stocks	$174,664	—	—	174,664
Corporate Bonds	—	38,166,364	—	38,166,364
Foreign Agency Obligations	—	65,132,325	—	65,132,325
Investment Companies	4,854,370	—	—	4,854,370
Municipal Bonds	—	524,411	—	524,411
Non-Agency Mortgage-Backed Securities	—	1,934,158	—	1,934,158
Other Interests	—	—	$501,967	501,967
Preferred Securities	—	1,569,931	—	1,569,931
U.S. Government Sponsored Agency Securities	—	22,034,437	—	22,034,437
U.S. Treasury Obligations	—	72,988,390	—	72,988,390
Warrants	—	6,750	—	6,750
Short-Term Securities	655,785	11,250,233	—	11,906,018
Options Purchased:
Foreign currency exchange contracts	—	369,804	—	369,804
Equity contracts	139,841	—	39,850	179,691
Interest rate contracts	—	985,790	—	985,790

Total	$5,824,660	$215,074,358	$541,817	$221,440,835

Liabilities:
Investments:
Borrowed Bonds	—	(8,081,021)	—	(8,081,021)
TBA Sale Commitments	—	(5,703,342)	—	(5,703,342)

Total	$5,824,660	$201,289,995	$541,817	$207,656,472

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$1,082,810	—	$1,082,810
Credit contracts	—	117,409	—	117,409
Equity contracts	$61,545	—	—	61,545
Interest rate contracts	191,088	2,086,105	—	2,279,593
Other contracts	—	2,400	—	2,400
Liabilities:
Foreign currency exchange contracts	—	(1,317,583)	—	(1,317,583)
Credit contracts	—	(311,149)	—	(311,149)
Equity contracts	(402)	(2,326)	—	(2,728)
Interest rate contracts	(189,361)	(2,732,081)	—	(2,929,221)
Other contracts	—	(7,779)	—	(7,779)

Total	$62,870	$(1,082,194)	—	$(1,019,324)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $43,039,503 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Consolidated Financial Statements.

32	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Statement of Assets and Liabilities

December 31, 2016

Assets
Investments at value — unaffiliated (cost — $222,248,491)	$219,202,244
Investments at value — affiliated (cost — $2,211,044)	2,238,591
Cash	1,592,750
Cash pledged:
Centrally cleared swaps	1,391,230
Collateral — OTC derivatives	923,000
Futures contracts	797,798
Foreign currency at value (cost — $3,900,948)	3,909,821
Receivables:
TBA sale commitments	5,693,436
Interest — unaffiliated	1,393,160
Capital shares sold	1,228,649
Investments sold	778,478
Reverse repurchase agreements	866,000
Variation margin on futures contracts	20,066
Dividends — unaffiliated	16,608
Dividends — affiliated	13,447
Swap premiums paid	747,429
Unrealized appreciation on:
Forward foreign currency exchange contracts	1,082,810
OTC derivatives	179,883
Prepaid expenses	70,397
Other assets	1,901

Total assets	242,147,698

Liabilities
Cash received as collateral for OTC derivatives	100,000
Reverse repurchase agreements	43,039,503
Borrowed bonds at value (proceeds — $8,240,209)	8,081,021
TBA sale commitments at value (proceeds — $5,693,436)	5,703,342
Options written at value (premiums received — $541,935)	1,038,235
Payables:
Investments purchased	8,359,598
Capital shares redeemed	397,444
Income dividends	175,254
Variation margin on futures contracts	88,104
Variation margin on centrally cleared swaps	45,990
Investment advisory fees	30,156
Service and distribution fees	26,850
Interest expense	19,441
Officer’s and Directors’ fees	3,624
Other affiliates	639
Offering costs	408
Swaps	300
Other accrued expenses	204,484
Swap premiums received	68,083
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,196,398
OTC derivatives	447,464

Total liabilities	69,026,338

Net Assets	$173,121,360

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	33

Consolidated Statement of Assets and Liabilities (concluded)

December 31, 2016

Net Assets Consist of
Paid-in capital	$180,685,378
Distributions in excess of net investment income	(1,041,451)
Accumulated net realized loss	(3,155,415)
Net unrealized appreciation (depreciation)	(3,367,152)

Net Assets	$173,121,360

Net Asset Value
Institutional — Based on net assets of $77,432,494 and 13,407,018 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.78

Investor A — Based on net assets of $64,040,419 and 11,093,290 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.77

Investor C — Based on net assets of $13,403,650 and 2,323,034 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.77

Investor C1 — Based on net assets of $2,873,111 and 498,143 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.77

Class K — Based on net assets of $15,371,686 and 2,662,194 shares outstanding, 1 billion shares authorized, $0.10 par value	$5.77

See Notes to Consolidated Financial Statements.

34	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Statement of Operations

Year Ended December 31, 2016

Investment Income
Interest — unaffiliated	$4,781,074
Dividends — unaffiliated	113,485
Dividends — affiliated	67,606
Foreign taxes withheld	(7,595)

Total Investment Income	4,954,570

Expenses
Investment advisory	702,768
Service and distribution — class specific	326,177
Transfer agent — class specific	206,728
Professional	163,276
Custodian	140,043
Registration	93,503
Offering costs	67,354
Printing	64,460
Accounting services	30,984
Officer and Directors	20,910
Miscellaneous	57,247

Total expenses excluding interest expense	1,873,450
Interest expense	226,580

Total expenses	2,100,030
Less:
Fees waived by the Manager	(438,968)
Other expenses reimbursed	(26,469)
Transfer agent fees reimbursed — class specific	(137,825)
Fees paid indirectly	(331)

Total expenses after fees waived and/or reimbursed	1,496,437

Net investment income	3,458,133

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	27,022
Investments — affiliated	(6,897)
Futures contracts	1,741,353
Forward foreign currency exchange contracts	(541,594)
Foreign currency transactions	141,749
Capital gain distributions from investment companies—affiliated	4
Borrowed bonds	268,815
Options written	510,884
Swaps	(225,667)

1,915,669

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,298,072)
Investments — affiliated	27,547
Futures contracts	(10,953)
Forward foreign currency exchange contracts	172,241
Foreign currency translations	39,471
Borrowed bonds	159,188
Options written	(505,759)
Swaps	184,161

(1,232,176)

Net realized and unrealized gain	683,493

Net Increase in Net Assets Resulting from Operations	$4,141,626

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	35

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2016[1]	2015

Operations
Net investment income	$3,458,133	$1,056,821
Net realized gain (loss)	1,915,669	(3,559,135)
Net change in unrealized appreciation (depreciation)	(1,232,176)	(3,589,491)

Net increase (decrease) in net assets resulting from operations	4,141,626	(6,091,805)

Distributions to Shareholders[2]
From net investment income:
Institutional	(1,585,932)	(1,082,771)
Investor A	(1,508,656)	(3,540,006)
Investor B	—	(418)
Investor C	(238,589)	(635,064)
Investor C1	(62,669)	(203,961)
Class K	(55,552)	—
From return of capital:
Institutional	—	(81,980)
Investor A	—	(267,821)
Investor C	—	(48,083)
Investor C1	—	(15,443)
Class K	—	(234)

Decrease in net assets resulting from distributions to shareholders	(3,451,398)	(5,875,781)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	71,153,219	(16,425,379)

Net Assets
Total increase (decrease) in net assets	71,843,447	(28,392,965)
Beginning of year	101,277,913	129,670,878

End of year	$173,121,360	$101,277,913

Distributions in excess of net investment income, end of year	$(1,041,451)	$(572,176)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

36	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Consolidated Statement of Cash Flows

Year Ended December 31, 2016

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$4,141,626
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns	730,169,845
Purchases of long-term investments	(818,011,116)
Net proceeds from sales of short-term securities	(8,342,044)
Amortization of premium and accretion of discount on investments	372,149
Payments for borrowed bonds	33,217,438
Proceeds from borrowed bonds	(24,680,929)
Premiums paid on closing options written	(162,897)
Premiums received from options written	1,364,329
Net realized gain on investments, options written and borrowed bonds	(785,170)
Net unrealized gain (loss) on investments, options written, swaps and borrowed bonds	1,632,047
(Increase) Decrease in Assets:
Cash pledged:
Collateral — OTC derivatives	(923,000)
Futures contracts	(434,000)
Centrally cleared swaps	(1,118,000)
Receivables:
Dividends — unaffiliated	(16,523)
Dividends — affiliated	(13,447)
Interest — unaffiliated	(465,165)
Swaps	76,344
Variation margin on futures contracts	(11,290)
Variation margin on centrally cleared swaps	5,285
Other receivables	33,414
Swap premiums paid	(747,429)
Prepaid expenses	(28,002)
Other assets	44
Increase (Decrease) in Liabilities:
Cash received as collateral for OTC derivatives	100,000
Payables:
Swaps	(138,812)
Investment advisory fees	30,156
Interest expense	32,231
Officer’s and Directors’ fees	(1,011)
Other affiliates	344
Other accrued expenses	117,762
Service and distribution fees	(773)
Variation margin on futures contracts	46,064
Variation margin on centrally cleared swaps	34,305
Swap premiums received	68,083

Net cash used for operating activities	(84,438,142)

Cash Provided by Financing Activities
Cash dividends paid to shareholders	(763,733)
Payments on redemption of capital shares	(66,451,721)
Proceeds from issuance of capital shares	134,139,543
Payments for offering costs	(46,139)
Amoritization of deferred offering costs.	60,066
Net borrowing of reverse repurchase agreements	17,842,592

Net cash provided by financing activities	84,780,608

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	55,953

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	37

Consolidated Statement of Cash Flows (concluded)

Cash and Foreign Currency
Net increase in cash and foreign currency at value	$398,419
Cash and foreign currency at value at beginning of year	5,104,152

Cash and foreign currency at value at end of year	$5,502,571

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$194,349

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$2,575,325

See Notes to Consolidated Financial Statements.

38	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Financial Highlights

	Institutional
	Year Ended December 31,
	2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$5.65		$6.27	$6.30	$6.34	$6.01

Net investment income[2]	0.16		0.08	0.10	0.16	0.20
Net realized and unrealized gain (loss)	0.13		(0.37)	(0.03)	(0.05)	0.31

Net increase (decrease) from investment operations	0.29		(0.29)	0.07	0.11	0.51

Distributions:[3]
From net investment income	(0.16)		(0.31)	(0.10)	(0.10)	(0.18)
From return of capital	—		(0.02)	—	—	—
In excess of net investment income	—		—	—	(0.05)[4]	—

Total distributions	(0.16)		(0.33)	(0.10)	(0.15)	(0.18)

Net asset value, end of year	$5.78		$5.65	$6.27	$6.30	$6.34

Total Return[5]
Based on net asset value	5.06%		(4.69)%	1.11%	1.84%	8.67%

Ratios to Average Net Assets
Total expenses	1.23%	[6]	1.18%	1.06%	1.08%	1.06%

Total expenses after fees waived and/or reimbursed	0.83%	[6]	0.89%	0.97%	0.97%	1.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.67%	[6]	0.88%	0.97%	0.97%	1.02%

Net investment income	2.75%	[6]	1.26%	1.65%	2.52%	3.21%

Supplemental Data
Net assets, end of year (000)	$77,432		$23,843	$23,108	$20,820	$24,368

Portfolio turnover rate	396%	[7]	477% [7]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015
Portfolio turnover (excluding MDRs)	334%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	39

Financial Highlights (continued)

	Investor A
	Year Ended December 31,
	2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$5.64		$6.26	$6.30	$6.34	$6.01

Net investment income[2]	0.14		0.06	0.09	0.14	0.18
Net realized and unrealized gain (loss)	0.13		(0.37)	(0.04)	(0.04)	0.32

Net increase (decrease) from investment operations	0.27		(0.31)	0.05	0.10	0.50

Distributions:[3]
From net investment income	(0.14)		(0.29)	(0.09)	(0.09)	(0.17)
From return of capital	—		(0.02)	—	—	—
In excess of net investment income	—		—	—	(0.05)[4]	—

Total distributions	(0.14)		(0.31)	(0.09)	(0.14)	(0.17)

Net asset value, end of year	$5.77		$5.64	$6.26	$6.30	$6.34

Total Return[5]
Based on net asset value	4.80%		(4.92)%	0.72%	1.62%	8.44%

Ratios to Average Net Assets
Total expenses	1.52%	[6]	1.40%	1.29%	1.30%	1.27%

Total expenses after fees waived and/or reimbursed	1.09%	[6]	1.13%	1.19%	1.19%	1.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.93%	[6]	1.12%	1.19%	1.19%	1.23%

Net investment income	2.40%	[6]	1.00%	1.44%	2.28%	3.00%

Supplemental Data
Net assets, end of year (000)	$64,040		$59,339	$82,638	$71,968	$68,031

Portfolio turnover rate	396%	[7]	477% [7]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015

Portfolio turnover (excluding MDRs)	334%	401%

See Notes to Consolidated Financial Statements.

40	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Financial Highlights (continued)

	Investor C
	Year Ended December 31,
	2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$5.64		$6.26	$6.30	$6.34	$6.01

Net investment income[2]	0.10		0.02	0.04	0.10	0.14
Net realized and unrealized gain (loss)	0.13		(0.37)	(0.04)	(0.05)	0.31

Net increase (decrease) from investment operations	0.23		(0.35)	—	0.05	0.45

Distributions:[3]
From net investment income	(0.10)		(0.25)	(0.04)	(0.06)	(0.12)
From return of capital	—		(0.02)	—	—	—
In excess of net investment income	—		—	—	(0.03)[4]	—

Total distributions	(0.10)		(0.27)	(0.04)	(0.09)	(0.12)

Net asset value, end of year	$5.77		$5.64	$6.26	$6.30	$6.34

Total Return[5]
Based on net asset value	4.02%		(5.65)%	(0.04)%	0.84%	7.59%

Ratios to Average Net Assets
Total expenses	2.35%	[6]	2.23%	2.09%	2.10%	2.07%

Total expenses after fees waived and/or reimbursed	1.84%	[6]	1.89%	1.96%	1.95%	2.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.68%	[6]	1.88%	1.96%	1.95%	2.02%

Net investment income	1.64%	[6]	0.25%	0.70%	1.55%	2.21%

Supplemental Data
Net assets, end of year (000)	$13,404		$14,326	$17,687	$19,944	$24,748

Portfolio turnover rate	396%	[7]	477% [7]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015

Portfolio turnover (excluding MDRs)	334%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	41

Financial Highlights (continued)

	Investor C1
	Year Ended December 31,
	2016[1]		2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$5.64		$6.25	$6.29	$6.33	$6.00

Net investment income (loss)[2]	0.10		0.02	0.05	0.10	0.15
Net realized and unrealized gain (loss)	0.14		(0.36)	(0.05)	(0.04)	0.31

Net increase (decrease) from investment operations	0.24		(0.34)	—	0.06	0.46

Distributions:[3]
From net investment income	(0.11)		(0.25)	(0.04)	(0.07)	(0.13)
From return of capital	—		(0.02)	—	—	—
In excess of net investment income	—		—	—	(0.03)[4]	—

Total distributions	(0.11)		(0.27)	(0.04)	(0.10)	(0.13)

Net asset value, end of year	$5.77		$5.64	$6.25	$6.29	$6.33

Total Return[5]
Based on net asset value	4.23%		(5.37)%	0.07%	0.95%	7.81%

Ratios to Average Net Assets
Total expenses	2.12%	[6]	1.95%	1.84%	1.85%	1.84%

Total expenses after fees waived and/or reimbursed	1.64%	[6]	1.77%	1.84%	1.85%	1.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.48%	[6]	1.77%	1.84%	1.85%	1.83%

Net investment income	1.73%	[6]	0.36%	0.82%	1.63%	2.41%

Supplemental Data
Net assets, end of year (000)	$2,873		$3,670	$5,660	$7,166	$9,552

Portfolio turnover rate	396%	[7]	477% [7]	147%	144%	68%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Taxable distribution.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[7]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015

Portfolio turnover (excluding MDRs)	334%	401%

See Notes to Consolidated Financial Statements.

42	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Financial Highlights (concluded)

	Class K
	Year Ended December 31, 2016[1]		Period November 13, 2015[2] to December 31, 2015

Per Share Operating Performance
Net asset value, beginning of period	$5.65		$5.66

Net investment income[3]	0.16		0.01
Net realized and unrealized gain (loss)	0.12		(0.01)

Net increase (decrease) from investment operations	0.28		0.00

Distributions:[4]
From net investment income	(0.16)		—
From return of capital	—		(0.01)

Total distributions	(0.16)		(0.01)

Net asset value, end of period	$5.77		$5.65

Total Return[5]
Based on net asset value	4.93%		0.06%	[6]

Ratios to Average Net Assets
Total expense	1.02%	[7]	1.44%	[8]

Total expenses after fees waived and/or reimbursed	0.71%	[7]	0.65%	[8]

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.55%	[7]	0.65%	[8]

Net investment income (loss)	2.83%	[7]	1.92%	[8]

Supplemental Data
Net assets, end of period (000)	$15,372		$100

Portfolio turnover rate	396%	[9]	477%	[9,10]

[1]	Consolidated Financial Highlights.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.

[8]	Annualized.

[9]	Portfolio turnover rate is representative of the Portfolio for the entire year.

[10]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31, 2016	Period November 13, 2015[2] to December 31, 2015

Portfolio turnover (excluding MDRs)	334%	401%

See Notes to Consolidated Financial Statements.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	43

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Strategic Global Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as non-diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor C Shares may be subject to a CDSC. Investor C1 Shares may be subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. Investor A, Investor C and Investor C1 bear certain expenses related to shareholder servicing of such shares, and Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Name	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor C Shares	No	Yes		None
Investor C1 Shares	No	No	[2]	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of Strategic Global Bond Fund Cayman (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of the Fund include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

The following table shows a summary of the selected financial information of the Subsidiary included in the consolidated financial statements:

BlackRock Cayman Strategic Global Bond Fund
Consolidated Statement of Assets and Liabilities
Total assets	$925,700
Total liabilities	402
Net assets	$925,298
Consolidated Statement of Operations
Net realized gain (loss) from:
Investments — unaffiliated	$(158,404)
Options written	(104,521)

(262,925)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(50,893)
Options written	60,311

9,418

Net realized and unrealized gain (loss)	(253,507)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(253,507)
Consolidated Statements of Changes in Net Assets
Net realized gain (loss)	$(262,925)
Net change in unrealized appreciation (depreciation)	9,418

Net Increase (Decrease) in Net Assets Resulting from Operations	$(253,507)

44	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of the Fund’s distributions paid during the year.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Consolidated Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Fund’s presentation in the Consolidated Statement of Cash Flows.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	45

Notes to Consolidated Financial Statements (continued)

Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

Through May 31, 2016, the Fund had an arrangement with its custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may have been utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Fund no longer earns credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is

46	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach

(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii) market multiples of comparable issuers.

Income approach

(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii) relevant news and other public sources; and

(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

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Notes to Consolidated Financial Statements (continued)

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon

48	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund’s initial investment in the IOs may not fully recoup.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction.

TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. In order to better define contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, TBA commitments may be entered into by the Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as

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Notes to Consolidated Financial Statements (continued)

collateral for TBA commitments, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Typically, the Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Fund is not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

For the year ended December 31, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $30,880,869 and 0.49%, respectively.

Borrowed bond agreements and reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With borrowed bond agreements and reverse repurchase transactions, typically the Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

50	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

As of period end, the following table is a summary of the Fund’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bonds Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest[2]	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value Non-cash Collateral Pledged Including Accrued Interest	Cash Collateral Pledged	Net Collateral (Received) / Pledged[3]	Net Exposure Due (to) / from Counterparty[4]
Barclays Bank PLC	$599,166	—	$(620,177)	$(21,011)	—	—	—	—	—	$(21,011)
BNP Paribas	433,167	—	(423,877)	9,290	—	—	—	—	—	9,290
Citigroup Global Markets	5,543,840	$(866,579)	(5,467,468)	(790,207)	—	—	$790,207	—	—	—
Credit Suisse Securities (USA) LLC	1,604,344	(12,317,369)	(1,588,940)	(12,301,965)	—	—	11,958,562	—	—	(343,403)
Deutsche Bank Securities Inc.	—	(21,110,224)	—	(21,110,224)	—	—	20,980,304	—	—	(129,920)
Merrill Lynch, Pierce, Fenner & Smith Inc.	—	(8,745,331)	—	(8,745,331)	—	—	8,745,331	—	—	—

Total	$8,180,517	$(43,039,503)	$(8,100,462)	$(42,959,448)	—	—	$42,474,404	—	—	$(485,044)

[1]	Included in Investments at value-unaffiliated in the Consolidated Statement of Assets and Liabilities.

[2]	Includes accrued interest on borrowed bonds in the amount of $19,441 which is included in interest expense payable in the Consolidated Statement of Assets and Liabilities.

[3]

Net collateral with a value, including accrued interest, of $42,586,446, has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, the Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Consolidated Statement of Operations. The Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which the Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Fund will be able to close out a short position at a particular time or at an acceptable price.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: The Fund invests in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	51

Notes to Consolidated Financial Statements (continued)

Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

52	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

Swaps: The Fund enters into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — The Fund enters into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	53

Notes to Consolidated Financial Statements (continued)

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47%
$3 Billion — $5 Billion	0.45%
$5 Billion — $10 Billion	0.44%
Greater than $10 Billion	0.43%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

54	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Distribution Fee	—	0.75%	0.55%
Service Fee	0.25%	0.25%	0.25%

For the year ended December 31, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$155,957	$143,266	$26,954	$326,177

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	$4

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions transactions based upon instructions from shareholders. For the year ended December 31, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$1,405	$2,362	$440	$8	$4,215

For the year ended December 31, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$67,498	$98,550	$33,785	$6,859	$36	$206,728

Other Fees: For the year ended December 31, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares which totaled $1,698.

For the year ended December 31, 2016, affiliates received CDSCs as follows:

Investor A	Investor C
$1,967	$442

Expense Limitations, Waivers and Reimbursements: With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Investor C1	Investor K
0.59%	0.84%	1.59%	1.39%	0.54%

Prior to October 14, 2016, the expense limitations as a percentage of average daily net assets were as follows:

Institutional	Investor A	Investor C	Investor C1	Investor K
0.70%	0.95%	1.70%	1.50%	0.65%

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	55

Notes to Consolidated Financial Statements (continued)

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to May 1, 2018, unless approved by the Board, including a majority of the Independent Directors who are not “interested persons” of the Fund, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended December 31, 2016, the Manager waived $434,704, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as other expenses reimbursed by the Manager and transfer agent fees waived — class specific, in the Consolidated Statement of Operations. For the year ended December 31, 2016, the Manager reimbursed $26,469. For the year ended December 31, 2016, class specific waivers were as follows:

Institutional	Investor A	Investor C	Investor C1	Investor K	Total
$38,244	$67,667	$26,724	$5,156	$34	$137,825

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2016, the amounts waived were $1,522.

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by the Fund with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended December 31, 2016, the amounts waived were $2,742.

For the year ended December 31, 2016, the Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations. The reimbursements were $1,306.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

The Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. The Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If the Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended December 31, 2016, the Fund did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain (Loss)
$1,457,707	$736,476	$(9,013)

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$493,782,239	$464,682,015
U.S. Government Securities	$253,962,155	$179,593,789

For the year ended December 31, 2016, purchases and sales related to mortgage dollar rolls were $102,140,785 and $102,152,962, respectively.

56	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, foreign currency transactions, investment in a wholly owned subsidiary, non-deductible expenses and net paydown losses were reclassified to the following accounts:

Paid-in capital	$(330,279)
Distributions in excess of net investment income	$(476,010)
Accumulated net realized loss	$806,289

The tax character of distributions paid was as follows:

	12/31/16	12/31/15
Ordinary income	$3,451,398	$5,462,220
Return of capital	—	413,561

Total	$3,451,398	$5,875,781

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Capital loss carryforwards	$(1,281,684)
Net unrealized losses[1]	(4,801,527)
Qualified late-year losses[2]	(1,480,807)

Total	$(7,564,018)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, the timing and recognition of partnership income, the classification of investments, the accounting for swap agreements, and investment in a wholly owned subsidary.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2016, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2017	$150,434
2018	1,131,250

Total	$1,281,684

During the year ended December 31, 2016, the Fund utilized $4,279,781 of its capital loss carryforward.

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$225,026,999

Gross unrealized appreciation	$2,443,472
Gross unrealized depreciation	(6,029,636)

Net unrealized depreciation	$(3,586,164)

9. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	57

Notes to Consolidated Financial Statements (continued)

annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit

58	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Notes to Consolidated Financial Statements (continued)

risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	14,914,154	$88,430,001	2,709,377	$15,802,405
Shares issued in reinvestment of distributions	176,886	1,052,015	155,543	889,478
Shares redeemed	(5,907,507)	(35,055,316)	(2,329,238)	(13,696,664)

Net increase	9,183,533	$54,426,700	535,682	$2,995,219

Investor A
Shares sold	4,620,251	$27,491,452	2,056,206	$12,241,815
Shares issued in reinvestment of distributions	215,840	1,280,687	576,715	3,290,028
Shares redeemed	(4,261,419)	(25,288,957)	(5,310,850)	(31,254,196)

Net increase (decrease)	574,672	$3,483,182	(2,677,929)	$(15,722,353)

Investor B
Shares sold	—	—	10	$89
Shares issued in reinvestment of distributions	—	—	26	160
Shares redeemed	—	—	(92,469)	(559,902)

Net decrease	—	—	(92,433)	$(559,653)

Investor C
Shares sold	633,776	$3,789,093	458,451	$2,696,560
Shares issued in reinvestment of distributions	34,042	202,022	101,359	574,766
Shares redeemed	(884,859)	(5,200,047)	(844,685)	(5,017,428)

Net decrease	(217,041)	$(1,208,932)	(284,875)	$(1,746,102)

Investor C1
Shares sold	18,847	$112,965	13,338	$77,957
Shares issued in reinvestment of distributions	6,430	38,121	26,605	150,718
Shares redeemed	(178,306)	(1,052,705)	(293,669)	(1,721,165)

Net decrease	(153,029)	$(901,619)	(253,726)	$(1,492,490)

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	59

Notes to Consolidated Financial Statements (concluded)

	Year Ended December 31, 2016		Period November 13, 2015 to December 31, 2015[1]
	Shares	Amount	Shares	Amount
Investor K
Shares sold	2,648,886	$15,380,630	17,668	$100,000
Shares issued in reinvestment of distributions	424	2,480	—	—
Shares redeemed	(4,784)	(29,222)	—	—

Net increase	2,644,526	$15,353,888	17,668	$100,000

Total Net Increase (Decrease)	12,032,661	$71,153,219	(2,755,613)	$(16,425,379)

[1]	Commencement of operations.

At December 31, 2016, Class K Shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, was 17,668.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

60	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of BlackRock Strategic Global Bond Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Strategic Global Bond Fund, Inc. and Subsidiary (the “Fund”), including the consolidated schedule of investments, as of December 31, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (consolidated statement of changes in net assets for the year ended December 31, 2016), and the financial highlights for each of the periods presented (consolidated financial highlights for the year ended December 31, 2016). These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Strategic Global Bond Fund, Inc. and Subsidiary as of December 31, 2016, the consolidated results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended (consolidated statement of changes in net assets for the year ended December 31, 2016), and the financial highlights for each of the periods presented (consolidated financial highlights for the year ended December 31, 2016), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2017

Important Tax Information (Unaudited)

During the fiscal year ended December 31, 2016, the following information is provided with respect to the ordinary income distributions paid by the Fund :

	Months Paid	Percentage
Interest-Related Dividends for Non-US Residents[1]	January - December 2016	12.44%
Federal Obligation Interest[2]	January - December 2016	7.14%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	61

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 1995	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eiszenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

62	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served³	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
Roberta Cooper Ramo 1942	Director	Since 2000	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Fund. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Fund based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Fund based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Director effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Director.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	63

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Fund effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Fund.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

Sub-Advisers BlackRock International Limited Edinburgh EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

64	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762; and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016	65

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

66	BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.	DECEMBER 31, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SGB-12/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$41,838	$41,838	$0	$0	$17,500	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Strategic Global Bond Fund, Inc.	$17,500	$17,500

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Strategic Global Bond Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 6, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Strategic Global Bond Fund, Inc.

Date: March 6, 2017